INVACARE CORPORATION





                             NOTE PURCHASE AGREEMENT





                           Dated as of October 1, 2003








           $50,000,000 3.97% Series A Senior Notes Due October 1, 2007
           $30,000,000 4.74% Series B Senior Notes Due October 1, 2009
           $20,000,000 5.05% Series C Senior Notes Due October 1, 2010











================================================================================












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                                TABLE OF CONTENTS
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SECTION                                                HEADING                                                PAGE


Section 1.                 Authorization of Notes.................................................................1


Section 2.                 Sale and Purchase of Notes.............................................................2


Section 3.                 Closing................................................................................2


Section 4.                 Conditions to Closing..................................................................2

       Section 4.1.        Representations and Warranties.........................................................2
       Section 4.2.        Performance; No Default................................................................3
       Section 4.3.        Compliance Certificates................................................................3
       Section 4.4.        Opinions of Counsel....................................................................3
       Section 4.5.        Purchase Permitted by Applicable Law, Etc..............................................3
       Section 4.6.        Sale of Other Notes....................................................................4
       Section 4.7.        Payment of Special Counsel Fees........................................................4
       Section 4.8.        Private Placement Numbers..............................................................4
       Section 4.9.        Changes in Structure...................................................................4
       Section 4.10.       Amendment to Credit Agreement..........................................................4
       Section 4.11.       Proceedings and Documents..............................................................4

Section 5.                 Representations and Warranties of the Company..........................................4

       Section 5.1.        Organization; Power and Authority......................................................5
       Section 5.2.        Authorization, Etc.....................................................................5
       Section 5.3.        Disclosure.............................................................................5
       Section 5.4.        Organization and Ownership of Shares of Subsidiaries; Affiliates.......................6
       Section 5.5.        Financial Statements...................................................................6
       Section 5.6.        Compliance with Laws, Other Instruments, Etc...........................................7
       Section 5.7.        Governmental Authorizations, Etc.......................................................7
       Section 5.8.        Litigation; Observance of Agreements, Statutes and Orders..............................7
       Section 5.9.        Taxes..................................................................................7
       Section 5.10.       Title to Property; Leases..............................................................8
       Section 5.11.       Licenses, Permits, Etc.................................................................8
       Section 5.12.       Pension Plans..........................................................................8
       Section 5.13.       Private Offering by the Company.......................................................10
       Section 5.14.       Use of Proceeds; Margin Regulations...................................................10
       Section 5.15.       Existing Debt; Future Liens...........................................................10
       Section 5.16.       Foreign Assets Control Regulations, Etc...............................................10
       Section 5.17.       Status under Certain Statutes.........................................................11
       Section 5.18.       Environmental Matters.................................................................11

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
Section 6.                 Representations of the Purchaser......................................................11

       Section 6.1.        Purchase for Investment...............................................................11
       Section 6.2.        Source of Funds.......................................................................12

Section 7.                 Information as to Company.............................................................13

       Section 7.1.        Financial and Business Information....................................................13
       Section 7.2.        Officer's Certificate.................................................................15
       Section 7.3.        Inspection............................................................................16

Section 8.                 Prepayment of the Notes...............................................................16

       Section 8.1.        Required Prepayments..................................................................16
       Section 8.2.        Optional Prepayments of Notes with Make-Whole Amount..................................17
       Section 8.3.        Allocation of Note Partial Prepayments................................................17
       Section 8.4.        Notes; Maturity; Surrender, Etc.......................................................17
       Section 8.5.        Purchase of Notes.....................................................................18
       Section 8.6.        Offer to Prepay upon Change in Control, Etc...........................................18
       Section 8.7.        Make-Whole Amount.....................................................................20

Section 9.                 Interest on the Notes.................................................................21

       Section 9.1.        Series A Notes........................................................................21
       Section 9.2.        Series B Notes........................................................................21
       Section 9.3.        Series C Notes........................................................................22

Section 10.                Affirmative Covenants.................................................................22

       Section 10.1.       Compliance with Law...................................................................22
       Section 10.2.       Insurance.............................................................................22
       Section 10.3.       Maintenance of Properties.............................................................22
       Section 10.4.       Payment of Taxes and Claims...........................................................22
       Section 10.5.       Corporate Existence, Etc..............................................................23
       Section 10.6.       Pari Passu Obligations................................................................23

Section 11.                Negative Covenants....................................................................23

       Section 11.1.       Transactions with Affiliates..........................................................23
       Section 11.2.       Merger, Consolidation, Etc............................................................23
       Section 11.3.       Maximum Amount of Consolidated Debt...................................................24
       Section 11.4.       Priority Debt.........................................................................24
       Section 11.5.       Subsidiary Debt.......................................................................24
       Section 11.6.       Consolidated Net Worth................................................................25
       Section 11.7.       Liens.................................................................................25
       Section 11.8.       Sale of Assets, Etc...................................................................29
       Section 11.9.        Line of Business.....................................................................30

Section 12.                Events of Default.....................................................................30

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Section 13.                Remedies on Default, Etc..............................................................33

       Section 13.1.       Acceleration..........................................................................33
       Section 13.2.       Other Remedies........................................................................34
       Section 13.3.       Rescission............................................................................34
       Section 13.4.       No Waivers or Election of Remedies, Expenses, Etc.....................................34

Section 14.                Registration; Exchange; Substitution of Notes.........................................35

       Section 14.1.       Registration of Notes.................................................................35
       Section 14.2.       Transfer and Exchange of Notes........................................................35
       Section 14.3.       Replacement of Notes..................................................................35

Section 15.                Payments on Notes.....................................................................36

       Section 15.1.       Place of Payment......................................................................36
       Section 15.2.       Home Office Payment...................................................................36

Section 16.                Expenses, Etc.........................................................................36

       Section 16.1.       Transaction Expenses..................................................................36
       Section 16.2.       Survival..............................................................................37

Section 17.                Survival of Representations and Warranties; Entire Agreement..........................37


Section 18.                Amendment and Waiver..................................................................37

       Section 18.1.       Requirements..........................................................................37
       Section 18.2.       Solicitation of Holders of Notes......................................................37
       Section 18.3.       Binding Effect, Etc...................................................................38
       Section 18.4.       Notes Held by Company, Etc............................................................38

Section 19.                Notices...............................................................................38


Section 20.                Reproduction of Documents.............................................................39


Section 21.                Confidential Information..............................................................39


Section 22.                Substitution of Purchaser.............................................................41


Section 23.                Additional Note Provisions............................................................41


Section 24.                Miscellaneous.........................................................................41

       Section 24.1.       Successors and Assigns................................................................41
       Section 24.2.       Payments Due on Non-Business Days.....................................................42

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       Section 24.3.       Severability..........................................................................42
       Section 24.4.       Construction..........................................................................42
       Section 24.5.       Counterparts..........................................................................42
       Section 24.6.       Governing Law.........................................................................42


                                    SCHEDULES

 SCHEDULE A               --        Information Relating to Purchasers
 SCHEDULE B               --        Defined Terms
 SCHEDULE C               --        Wiring Instructions at Closing
 SCHEDULE 4.9             --        Changes in Corporate Structure
 SCHEDULE 5.3             --        Disclosure Materials
 SCHEDULE 5.4             --        Ownership of the Company; Affiliates
 SCHEDULE 5.5             --        Financial Statements
 SCHEDULE 5.8             --        Certain Litigation
 SCHEDULE 5.11            --        Licenses, Permits, Etc.
 SCHEDULE 5.12(g)         --        Certain Pension Plans
 SCHEDULE 5.14            --        Use of Proceeds; Margin Stock
 SCHEDULE 5.15            --        Existing Indebtedness
 SCHEDULE 11.7            --        Existing Liens
 SCHEDULE B-C             --        Competitors
 SCHEDULE B-MT            --        Management Team


                                    EXHIBITS

EXHIBIT 1A     -- Form of 3.97% Series A Senior Note due October 1, 2007
EXHIBIT 1B     -- Form of 4.74% Series B Senior Note due October 1, 2009
EXHIBIT 1C     -- Form of 5.05% Series C Senior Note due October 1, 2010
EXHIBIT 4.4(a) -- Form of Closing Opinion of General Counsel for the Company
EXHIBIT 4.4(b) -- Form of Closing Opinion of Special Counsel for the Company
EXHIBIT 4.4(c) -- Form of Closing Opinion of Special New York Counsel for the
                  Company

                              INVACARE CORPORATION
                                One Invacare Way
                               Elyria, Ohio 44035

           $50,000,000 3.97% Series A Senior Notes Due October 1, 2007 $30,000,000 4.74% Series B Senior Notes Due October 1, 2009 $20,000,000 5.05% Series C Senior Notes Due October 1, 2010

                                                    Dated as of October 1, 2003

[Separately addressed to each of
  the Purchasers identified on Schedule A]

Ladies and Gentlemen:

         INVACARE CORPORATION, an Ohio corporation (together with its permitted successors, the "Company"), hereby agrees with you as follows:

SECTION 1. AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of

                   (a) $50,000,000 aggregate principal amount of its 3.97% Series A Senior Notes due October 1, 2007 (the "Series A Notes");

                   (b) $30,000,000 aggregate principal amount of its 4.74% Series B Senior Notes due October 1, 2009 (the "Series B Notes"); and

                   (c) $20,000,000 aggregate principal amount of its 5.05% Series C Senior Notes due October 1, 2010 (the "Series C Notes").

The term "Series A Notes" as used in this Agreement shall include each Series A Note delivered pursuant to this Agreement and the Other Agreements (as hereinafter defined) and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements, and the term "Series B Notes" as used in this Agreement shall include each Series B Note delivered pursuant to this Agreement and the Other Agreements and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements and the term "Series C Notes" as used in this Agreement shall include each Series C Note delivered pursuant to this Agreement and the Other Agreements (as hereinafter defined) and any such Notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements. The term "Notes" as used in this Agreement shall include each Series A Note, each Series B Note and each Series C Note. The Series A Notes, the Series B Notes and the Series C Notes shall be substantially in the forms set out in Exhibits 1A, 1B and 1C, respectively, with such changes therefrom, if any, as may be approved by you, the Other Purchasers (as hereinafter defined) and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the Series specified below your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the Series specified below its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

SECTION 3. CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler LLP, at 10:00 a.m., local time, at a closing (the "Closing") on October 1, 2003 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes of the Series to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request), dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as indicated on Schedule C. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct in all material respects when made and at the time of the Closing.

         Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 11.1 through 11.3 or Sections 11.5 through 11.8 had such Sections applied since such date and, with respect to Section 11.4, a Subsidiary shall be able to borrow at least One Dollar of Debt under said Section 11.4 as of the date of Closing.

         Section 4.3.    Compliance Certificates.

         (a) Officer's Certificates. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4.1, Section 4.2 and Section 4.9 have been fulfilled.

         (b) Secretary's Certificates. The Company shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, dated the date of the Closing, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

         Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing,

                   (a) from Bridget Miller, Esq., General Counsel of the Company, substantially in the form set out in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you),

                   (b) from Calfee, Halter & Griswold LLP, special counsel for the Company, substantially in the form set out in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you),

                   (c) from Harter, Secrest & Emery LLP, Special New York Counsel for the Company, substantially in the form set out in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), and

                   (d) from Chapman and Cutler LLP, your special counsel in connection with the transactions contemplated hereby.

         Section 4.5. Purchase Permitted by Applicable Law, Etc. On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date of your execution and delivery of this Agreement. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing, as specified in Schedule A.

         Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 16.1, the Company shall have paid on or before the Closing, the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of the Closing.

         Section 4.8. Private Placement Numbers. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

         Section 4.9. Changes in Structure. Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

        Section 4.10. Amendment to Credit Agreement. The Company shall have entered into an amendment to the Credit Agreement clarifying the obligations of the Subsidiaries which are parties thereto in form and substance satisfactory to you and your special counsel.

        Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you, as of the date of this Agreement, that:

         Section 5.1. Organization; Power and Authority. The Company is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

         Section 5.2. Authorization, Etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law or in respect of specific performance).

         Section 5.3. Disclosure. (a) The Company, through its agent, Banc One Capital Markets, Inc., has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated August 2003 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in
Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (taken as a whole) not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2002, there has been no change in the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to a Senior Financial Officer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby, provided that no representation is made as to general economic conditions.

         (b) The material assumptions used in the preparation of the projected information with respect to the Company and its Subsidiaries included in the Memorandum, taken as a whole, were made in good faith, were believed to be reasonable when made and the Company believes such assumptions continue to be reasonable. All material assumptions and principles of accounting on which such projections were based are disclosed therein. Such projections were prepared in good faith, have a reasonable basis and represent the good faith opinion of the Company as to the projected results of the operations of the Company and its Subsidiaries after giving effect to the transactions contemplated hereby. The estimates of future performance and financial condition set forth in such projections, taken as a whole, are, in the Company's opinion, reasonable; however, actual events or results may differ materially from such estimates. There is no fact known to a Senior Financial Officer that has occurred since the preparation of such projections that could materially affect such projections, except such facts that the Memorandum or other written statements delivered to you disclose have occurred or may occur.

         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

         (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing (to the extent such concept is recognized) under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         Section 5.5. Financial Statements. The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not:

                   (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, bylaws or other constitutive document, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

                   (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

                   (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, except for the filing in the ordinary course of a copy of this Agreement in connection with the filing by the Company of its Form 8K.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or any Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2002.

        Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or (with respect to similar groups of assets) in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

        Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11:

                   (a) to the best knowledge of the Company, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others;

                   (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                   (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

        Section 5.12. Pension Plans. (a) The Company and each ERISA Affiliate have operated and administered each Plan (other than any Multiemployer Plan) in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability in the nature of a penalty, excise tax or fine pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of each such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $10,000,000 in the case of any single Plan and by more than $10,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

         (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (d) The unfunded expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

         (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

         (f) All Non-US Pension Plans have been established, operated, administered and maintained in material compliance with all laws, regulations and orders applicable thereto, except where any failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except where they could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all premiums, contributions and any other amounts required to be paid pursuant to applicable Non-US Pension Plan documents or applicable laws governing such Non-US Pension Plans have been paid or accrued as required.

        (g) The Multiemployer Plans in respect of which the Company or any ERISA Affiliate makes contributions or has any liability or obligation are set forth on Schedule 5.12(g). The Plans constituting "defined benefit plans" (as defined in section (3)(35) of ERISA) are set forth on Schedule 5.12(g).

        Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 53 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

        Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

        Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Debt of the Company and its Subsidiaries as of June 30, 2003, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Material Debt of the Company and its Subsidiaries except as described in Schedule 5.15. Neither the Company nor any of its Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Material Debt of the Company or such Subsidiary and no event or condition exists with respect to any Material Debt of the Company or such Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 11.6.

        Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate (i) the Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (iii) Executive Order 13224, 66 Fed Reg 49, 079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) (and neither Obligor nor any Subsidiary is a "blocked person" as described in Section 1 of such Executive Order or engages in any dealings or transactions with or is otherwise associated with, any such blocked person) or
(iv) the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, Public Law 107-56 (October 26, 2001).

        Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

        Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

                   (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                   (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws and has not transported or disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                   (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.           REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. You represent that you are an "accredited investor" within the meaning of Regulation D under the Securities Act and that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds (or commingled pension trust funds) or for the account of one or more "accredited investors" within the meaning of Regulation D under the Securities Act for whom you are acting as investment manager, agent or investment adviser, and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered and are

"restricted securities" under the Securities Act. You further understand that the Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to and does not intend to register the Notes.

         Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                   (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                   (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                   (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer, affiliate of such employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                   (d) (i) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), (ii) no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, (iii) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (iv) the identity of such QPAM and the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                   (e) the Source is a governmental plan; or

                   (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                   (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

                   (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                            (i) a consolidated balance sheet of the Company and
                  its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of earnings and cash
                  flows for the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

         setting forth in the case of the consolidated statements of earnings and cash flows in comparative form the figures for the corresponding periods in the previous fiscal year of the Company and in the case of the consolidated balance sheet in comparative form the figures for the then most recently completed Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this
         Section 7.1 (a);

                   (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of

                            (i) a consolidated balance sheet of the Company and
                  its Subsidiaries, as at the end of such year, and

                           (ii) consolidated statements of earnings,
                  shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and the consolidated results of their operations and cash flows in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                   (c) SEC and Other Reports -- promptly upon filing with the Securities and Exchange Commission or their otherwise becoming available in final form, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders or Debt holders generally, (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and (iii) all other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                   (d) Notice of Default or Event of Default -- within 5 Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 12(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                   (e) ERISA Matters -- within 10 days after a Senior Financial Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                            (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                          (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                   (f) Notices from Governmental Authority -- within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                   (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement, the Other Agreements and the Notes as from time to time may be reasonably requested by any such holder of Notes.

         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                   (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 11.2 through
         Section 11.8, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                   (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                   (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested.

SECTION 8. PREPAYMENT OF THE NOTES.

         Section 8.1. Required Prepayments.

         (a) Series A Notes. There shall be no scheduled principal prepayments on account of the Series A Notes. The unpaid principal amount of each Series A Note, together with accrued unpaid interest thereon, shall be due and payable on October 1, 2007.

         (b) Series B Notes. There shall be no scheduled principal prepayments on account of the Series B Notes. The unpaid principal amount of each Series B Note, together with accrued unpaid interest thereon, shall be due and payable on October 1, 2009.

         (c) Series C Notes. There shall be no scheduled principal prepayments on account of the Series C Notes. The unpaid principal amount of each Series C Note, together with accrued unpaid interest thereon, shall be due and payable on October 1, 2010.

         Section 8.2. Optional Prepayments of Notes with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, either Series of Notes, on a pro rata basis in respect of all Notes of such Series outstanding at such time, in an amount not less than 5% of the aggregate principal amount of the Notes of such Series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid and accrued interest thereon to the date of prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to the principal amount of Notes being so prepaid. The Company will give each holder of Notes of such Series to be prepaid under this Section 8.2 written notice of such optional prepayment not less than 30 days and not more than 60 days prior to the date fixed for such prepayment (which shall be a Business
Day). Each such notice shall specify such date, the aggregate principal amount and the Series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note to be optionally prepaid under this Section 8.2 a certificate of a Senior Financial Officer specifying the calculation of the Make-Whole Amount in respect of such Notes as of the specified prepayment date. For the purposes of avoidance of doubt, the Company may effect multiple partial prepayments of the Notes pursuant to, and in accordance with the terms of, this Section 8.2.

         Section 8.3. Allocation of Note Partial Prepayments. In the case of each partial prepayment of either Series of Notes pursuant to Section 8.2, the principal amount of the Notes of the Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to any Debt Offered Prepayment Application or pursuant to Section 8.6 with respect to a Change in Control shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

         Section 8.4. Notes; Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each such Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Any Debt Offered Prepayment Application in respect of the Notes shall be on terms as set forth in Section 8.2 (other than any requirement in said Section requiring a minimum prepayment amount or any requirement in said Section that is inconsistent with a requirement in this Section 8.4) and this Section 8.4, provided that only those holders who shall have accepted any offer in respect of such Debt Offered Prepayment Application shall have their Notes prepaid, in whole or part, in connection therewith. Each notice of a Debt Offered Prepayment Application made to the holders of Notes shall be in writing, shall be executed by a Senior Financial Officer, shall reasonably identify the property being Transferred, the portion of the Net Proceeds Amount in respect of such Transferred property being utilized in connection with such Debt Offered Prepayment Application and all other Senior Debt being made subject to such Debt Offered Prepayment Application, shall calculate the Ratable Portion in respect of each holder of Notes with respect to such Net Proceeds Amount and shall specify the date on which such Debt Offered Prepayment Application will be effected, which date will be not less than 35 days and not more than 90 days after the date of notice. To accept or reject a Debt Offered Prepayment Application, a holder of Notes shall cause a written notice of such acceptance or rejection to be delivered to the Company not later than 30 days after the date on which such notice is delivered to such holder. A failure by any holder of Notes to respond in writing to a notice of a Debt Offered Prepayment Application by the deadline set forth above shall be deemed to constitute an acceptance of the same. If a Debt Offered Prepayment Application is accepted or is deemed to have been accepted, the amounts payable in respect thereof shall become due and payable on the date set therefor in the notice in respect thereof.

         Any prepayment of Notes in respect of a Change in Control under Section
8.6 shall be on terms as set forth in said Section 8.6, provided that only those holders who shall have accepted the offer under said Section 8.6 shall have their Notes prepaid in whole in connection therewith.

         Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes (including, without limitation, any prepayment of the Notes contemplated in connection with a Debt Offered Prepayment Application or a Change in Control accepted by any holder of Notes). The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 8.6.    Offer to Prepay upon Change in Control, Etc.

         (a) Notice and Offer. In the event of either (i) a Change in Control, or (ii) the obtaining of actual knowledge of a Control Event by a Senior Financial Officer, the Company will, within five Business Days of the occurrence of either of such events, give written notice of such Change in Control or Control Event to each holder of Notes by facsimile transmission and, simultaneously with the sending of such facsimile notice, send a copy of such notice to each such holder via an overnight courier of national reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, the Notes held by such holder on a date specified in such notice (the "Control Prepayment Date") that is not less than 60 days and not more than 90 days after the date of such notice, provided that, in the case of a Control Event that does not give rise to a Change in Control, such notice shall be null and void and in the case of a Control Event that does give rise to a Change in Control which shall occur more than 90 days following the date the written notice required by this Section 8.6(a) must be given, the Control Prepayment Date may be delayed by the Company to a date not later than the date on which the Change in Control arising from such Control Event shall actually be consummated or finalized. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 60th day after the date of such notice; it being understood by the parties hereto, for purposes of the avoidance of doubt, that any such notice shall be dated the date on which it is first given to the holders of Notes and that all notices to all holders of Notes shall bear the same date.

         If the Company shall not have received a written response to such written notice from any holder of Notes within 10 days after the date of the facsimile transmission of such notice to such holder, the Company shall use its best efforts to send a second written notice via an overnight courier of national reputation to such holder of Notes but shall be under no obligation to do so.

         (b) Acceptance and Payment; Rejection.

                   (i) Acceptance and Payment. To accept or reject such offered prepayment, a holder of Notes shall cause a notice of such acceptance or rejection to be delivered to the Company not later than 30 days after the date of the notice constituting such offered prepayment (which, if there shall have been two written notices, shall be deemed to be the first written notice). If so accepted, such offered prepayment in respect of such principal amount of such Notes shall be due and payable on the Control Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of the Notes held by holders having accepted such offer, together with interest on the Notes then being prepaid accrued to the Control Prepayment Date, if any.

                  (ii) Rejection. A failure by any holder of Notes to respond in writing to all written offers of prepayment referred to in Section 8.6(b) by the deadlines set forth therein shall be deemed to constitute a rejection of such offer by such holder.

         (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:

                   (i)     the Control Prepayment Date;

                  (ii) that such offer is being made pursuant to this Section
         8.6 and that failure by a holder to respond to such offer by the deadlines as established by this Section 8.6 shall result in such offer


                 (iii) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment;

                  (iv) that the conditions of this Section 8.6 have been fulfilled; and

                   (v) in reasonable detail, a description of the nature and date or proposed date of the Change in Control.

         (d) Cancellation of Notes. Any Note acquired by the Company under this Section 8.6 shall be cancelled and shall not be reissued.

         Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the avoidance of doubt, the Company and you agree that the determination of Reinvestment Yield and Remaining Average Life in respect of Notes of each Series will be different and will result in different Make-Whole Amounts in respect of the Notes of each Series.

         For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 13.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting the amount of such Called Principal and interest payable in respect thereof from, in the case of the Called Principal, the maturity date in respect of such Note to the Settlement Date and, in the case of such interest, the scheduled dates of payment hereunder in respect thereof to the Settlement Date, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, the sum of (a) 0.50% per annum plus (b) the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page U.S.D." of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in the U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (B) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the maturity date of the Note in respect thereof.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 13.1, as the context requires.

SECTION 9. INTEREST ON THE NOTES.

         Section 9.1. Series A Notes. Interest shall accrue on the unpaid principal balance of the Series A Notes on the basis of a 360-day year of twelve 30-day months at the rate of 3.97% per annum and shall be payable, in arrears, semiannually on April 1 and October 1 in each year, commencing on April 1, 2004, until the principal amount of the Series A Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest on the Series A Notes at a rate equal to the Series A Default Rate.

         Section 9.2. Series B Notes. Interest shall accrue on the unpaid principal balance of the Series B Notes on the basis of a 360-day year of twelve 30-day months at the rate of 4.74% per annum and shall be payable, in arrears, semiannually on April 1 and October 1 in each year, commencing on April 1, 2004, until the principal amount of the Series B Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest on the Series B Notes at a rate equal to the Series B Default Rate.

         Section 9.3. Series C Notes. Interest shall accrue on the unpaid principal balance of the Series C Notes on the basis of a 360-day year of twelve 30-day months at the rate of 5.05% per annum and shall be payable, in arrears, semiannually on April 1 and October 1 in each year, commencing on April 1, 2004, until the principal amount of the Series C Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest on the Series C Notes at a rate equal to the Series C Default Rate.

SECTION 10. AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

        Section 10.1. Compliance with Law. The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        Section 10.2. Insurance. The Company will and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance, self-insurance and insurance provided by captive insurance companies, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

        Section 10.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        Section 10.4. Payment of Taxes and Claims. The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary (including, without limitation, mechanic's liens or other similar construction liens), provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefore in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

        Section 10.5. Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to
Section 11.2 and Section 11.7, the Company will at all times preserve and keep in full force and effect the corporate or other entity existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

        Section 10.6. Pari Passu Obligations. The Company covenants that its obligations under the Notes and under this Agreement and the Other Agreements do and will rank at least pari passu in right of payment with all of its present and future unsecured and unsubordinated indebtedness, except for those obligations that are mandatorily preferred by law.

SECTION 11.          NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

        Section 11.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

        Section 11.2. Merger, Consolidation, Etc. The Company will not and will not permit any of its Subsidiaries to consolidate, amalgamate or merge with or into any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (except that (x) any Subsidiary may consolidate, amalgamate or merge with or into, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, the Company or any Wholly-Owned Subsidiary and (y) any Subsidiary may transfer or lease all or substantially all of its assets if permitted pursuant to Sections 11.7(d) or (e)), provided that the foregoing restrictions do not apply to the consolidation, amalgamation or merger of the Company with or into, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                   (i) the successor formed by such consolidation or amalgamation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Company"), shall be a solvent corporation organized and existing under the laws of the United States of America or any State thereof (including, without limitation, the District of Columbia);

                  (ii) if the Company is not the Successor Company, such Successor Company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption have been duly authorized, executed and delivered and are enforceable in accordance with their terms and comply with the terms hereof; and

                 (iii) immediately before and after giving effect to such transaction no Default or Event of Default would exist.

        Section 11.3. Maximum Amount of Consolidated Debt. The Company will not at any time permit the ratio of Consolidated Debt to Consolidated Operating Cash Flow to exceed 3.50 to 1.00 for the immediately preceding four fiscal quarter period taken as a single accounting period ending on the date of calculation.

        Section 11.4. Priority Debt. The Company will not, at any time, permit Priority Debt to exceed 30% of Consolidated Net Worth determined as of the end of the most recently ended fiscal quarter of the Company.

        Section 11.5. Subsidiary Debt. In addition to and not in limitation of any other applicable restrictions herein, including Sections 11.3 and 11.4, the Company will not, at any time, permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

                   (a) Debt of a Subsidiary outstanding on the date of Closing and identified on Schedule 5.15 and any extension, renewal, refinancing or refunding thereof, provided that the principal amount thereof is not increased;

                   (b) Debt of a Subsidiary owed to the Company or a Wholly-Owned Subsidiary;

                   (c) Debt of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (i) such Debt shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (ii) immediately after such Subsidiary becomes a Subsidiary, no Default or Event of Default shall exist, and provided, further, that such Debt shall not be extended, renewed, refinanced or refunded except as otherwise provided herein;

                   (d) Debt of one or more Special Purpose Subsidiaries incurred in connection with a Permitted Receivables Securitization Program, which Debt shall not at any time exceed $150,000,000 aggregate principal amount aggregating all such Special Purpose Subsidiaries; and

                   (e) Debt of a Subsidiary in addition to that otherwise permitted by the foregoing provisions, provided that on the date such Subsidiary incurs or otherwise becomes liable with respect to any such Debt, and immediately after giving effect to the incurrence thereof, no Default or Event of Default exists hereunder, including, without limitation, under Section 11.4.

         For the purposes of this Section 11.5, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes such a Subsidiary, to have incurred all of its then outstanding Debt.

        Section 11.6. Consolidated Net Worth. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of

                   (i) $410,000,000, plus

                  (ii) an aggregate amount equal to 25% of Consolidated Net Earnings (but only if a positive number) for each completed Fiscal Year beginning with the Fiscal Year ending December 31, 2003.

        Section 11.7. Liens. The Company will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive such income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders providing for such security (including an opinion of counsel to the Company to the effect that the holders of the Notes are so equally and ratably secured) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), provided that the foregoing restrictions and limitations shall not apply to:

                   (a) (i) Liens for taxes, assessments or other governmental charges (including ERISA Liens) the payment of which is not at the time required by Section 10.4, and (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, inventory suppliers and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 10.4;

                   (b) Liens (i) arising from judicial attachments and judgments, (ii) securing appeal bonds or supersedeas bonds, or (iii) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose), provided that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP;

                   (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, leases and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, and which Liens do not, in the aggregate, materially impair the use of the property subject thereto in the operation of the business of the Company and the Subsidiaries, taken as a whole, or the value of such property for the purposes of such business;

                   (d) leases or subleases granted to others, easements, rights-of-way, restrictions, zoning restrictions, governmental restrictions in respect of any property or property right or franchise of the Company or any Subsidiary and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company and the Subsidiaries, taken as a whole, provided that such charges and encumbrances do not, in the aggregate, materially detract from the value of such property;

                   (e) Liens existing on the date of the Closing as set forth on
         Schedule 11.7;

                   (f) Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or any Subsidiary;

                   (g) Liens arising from the Transfer by ICC (or any other Subsidiary primarily responsible for providing credit to the customers of the Company and its Subsidiaries) of all or any of its receivables, whether with or without recourse to ICC, the Company or any other

         Subsidiary, which Liens shall extend solely to such receivables, the proceeds in respect thereof, receivables substituted therefor and books or records in respect thereof, provided that such Transfer is an arm's-length transaction, not accounted for under GAAP as a secured loan and, in the good faith opinion of a Senior Financial Officer, for fair value and in the best interests of the Company and the Subsidiaries, taken as a whole, and provided, further, that recourse to ICC, the Company or any other Subsidiary in connection with any such Transfer shall be limited to (i) liabilities arising from the breach of warranties made by ICC or such other Subsidiary in connection with such Transfer and (ii) an amount, with respect to any such Transfer and in addition to clause (i) above, not in excess of 30% of the proceeds of the disposition of the receivables so transferred in such Transfer;

                   (h) Liens created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or any of its Subsidiaries, provided that all of the following conditions are satisfied:

                            (i) any such Lien shall extend solely to the item or
                  items of such property (or improvement thereon) or proceeds thereof so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                           (ii) the principal amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to such Person of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction,

                          (iii) any such Lien shall be created contemporaneously
                  with, or within 180 days after, the acquisition or construction of such property, and

                           (iv) at the time of creation, incurrence, assumption
                  or guarantee of the Debt secured by such Lien and after giving effect thereto, no Default or Event of Default would exist;

                   (i) Liens existing on property of a Person immediately prior to its being consolidated or amalgamated with or merged into the Company or any Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

                            (i) no such Lien shall have been created or assumed
                  in contemplation of such consolidation, amalgamation or merger or such Person's becoming a Subsidiary or such acquisition of property,

                           (ii) each such Lien shall extend solely to the item
                  or items of property so acquired and proceeds thereof and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property,

                          (iii) the principal amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property (or improvement thereon) at the time of such consolidation, merger, becoming a Subsidiary or acquisition, and

                           (iv) at the time of creation, incurrence, assumption
                  or guarantee of the Debt secured by such Lien and, after giving effect thereto, no Default or Event of Default would exist;

                   (j) Liens renewing, extending or replacing Liens permitted by clause (e), (h) or (i) above, provided that all of the following conditions are satisfied:

                            (i) no such new Lien shall extend to any property of
                  the Company or any of its Subsidiaries other than property already encumbered by the existing Lien being so renewed or replaced,

                           (ii) the principal amount of the underlying
                  obligation secured by such existing Lien outstanding at the time of such renewal or replacement shall not be increased in connection with such renewal or replacement and the average life thereof shall not be reduced, and

                          (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

                   (k) Liens on assets of Special Purpose Subsidiaries securing Debt of such Special Purpose Subsidiaries pursuant to the Permitted Receivables Securitization Program; and

                   (l) if and so long as no Default or Event of Default exists hereunder, including, without limitation under Section 11.4, Liens securing Debt of the Company or any Subsidiary in addition to those described in clauses (a) through (k) above.

For the purposes of this Section 11.7, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes such a Subsidiary, to have incurred all of its then existing Liens securing outstanding Debt.

        Section 11.8. Sale of Assets, Etc. The Company will not and will not permit any of its Subsidiaries to make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

                   (a) the property that is the subject of such Transfer constitutes either (i) inventory or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete, and, in each case, such Transfer is in the ordinary course of business;

                   (b) such Transfer is (i) from a Subsidiary to the Company or a Wholly-Owned Subsidiary or (ii) from the Company to a Wholly-Owned Subsidiary, in each case, so long as immediately before and after giving effect to the consummation of any such Transfer, no Default or Event of Default would exist;

                   (c) such Transfer is subject to Section 11.2 and satisfies the requirements thereof;

                   (d) such Transfer is of receivables of ICC (or any other Subsidiary primarily responsible for providing credit to the customers of the Company and its Subsidiaries), whether with or without recourse to ICC, the Company or any other Subsidiary, provided that such Transfer is an arm's-length transaction, not accounted for under GAAP as a secured loan and, in the good-faith opinion of a Senior Financial Officer, for fair value and in the best interests of the Company and the Subsidiaries, taken as a whole, and provided, further, that recourse to ICC, the Company or any other Subsidiary in connection with any such Transfer shall be limited to (i) liabilities arising from the breach of warranties made by ICC or such other Subsidiary in connection with any such Transfer and (ii) an amount, with respect to any such Transfer and in addition to clause (i) above, not in excess of 30% of the proceeds of the disposition of the receivables so transferred in such Transfer;

                   (e) such Transfer involves only receivables owned by the Company or a Subsidiary being transferred to a Special Purpose Subsidiary for fair market value pursuant to the Permitted Receivables Securitization Program; or

                   (f) such Transfer is not a Transfer described in clause (a) through clause (d) above (each such Transfer is referred to as a "Basket Transfer"), and all of the following conditions shall have been satisfied with respect to such Transfer:

                            (i) in the good faith opinion of the Board of
                  Directors of the Company, the Transfer is in exchange for consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company and its Subsidiaries, taken as a whole,

                           (ii) immediately before and after giving effect to
                  such transaction no Default or Event of Default would exist, and

                          (iii) immediately after giving effect to such
                  Transfer, the book value of all property (including the property that was the subject of such Transfer) that was the subject of each Basket Transfer occurring during the current Fiscal Year would not exceed 15% of Consolidated Total Assets determined as of the end of the then most recently ended Fiscal Year.

                  If the Net Proceeds Amount for any Basket Transfer is applied to a Debt Offered Prepayment Application and/or is applied to, or committed in writing to, a Property Reinvestment Application, in each case within 365 days after the consummation of such Transfer (and, in the case of any such commitment, such Property Reinvestment Application is actually consummated within 30 days after the expiration of such 365-day period), then such Basket Transfer, to the extent of such application or applications of such Net Proceeds Amount, shall be excluded from any calculations set forth above in subclause (iii) of this clause (e).

         For purposes of determining the book value of any property that is the subject of a Transfer, such book value shall be the book value of such property, as determined in accordance with GAAP, at the time of the consummation of such Transfer, provided that, in the case of a Transfer of any capital stock or other equity interests of a Subsidiary, the book value thereof shall be deemed to be an amount equal to

                   (A) the remainder (determined after eliminating all intra-company transactions, assets and liabilities in accordance with
         GAAP) of

                            (1) the book value of the total net assets of such
                                Subsidiary less

                            (2) the liabilities of such Subsidiary times

                   (B) a percentage that is equal to the percentage of total equity interests of such Subsidiary attributable to the capital stock or other equity interest being so Transferred.

        Section 11.9. Line of Business. The Company will not and will not permit any of its Subsidiaries to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of the Closing as described in the Memorandum.

SECTION 12. EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                   (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                   (b) the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the same becomes due and payable; or

                   (c) the Company defaults in the performance of or compliance with any term contained in any of Section 11.2 through Section 11.6, inclusive, Section 11.8, Section 11.9, or Section 7.1(d); or

                   (d) the Company defaults in the performance of or compliance with any term contained herein or in any Other Agreement (other than those referred to in paragraph (a), (b) or (c) of this Section 12) and such default is not remedied within 30 days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and
         (ii) the Company's receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section
         12); or

                   (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement, any Other Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

                   (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt (other than Debt under this Agreement, the Other Agreements and the Notes) after notice and beyond any period of grace provided with respect thereto, that individually or together with such other Debt as to which any such failure exists has an aggregate outstanding principal amount of at least $10,000,000 (or its equivalent in other applicable currencies), or

                           (ii) the Company or any Subsidiary is in default in
                  the performance of or compliance with any other term of any evidence of any Debt (other than any term under this Agreement, the Other Agreements and the Notes), that individually or together with such other Debt as to which any such failure exists has an aggregate outstanding principal amount of at least $10,000,000 (or its equivalent in other applicable currencies), or of compliance of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or

                          (iii) as a consequence of the occurrence or
                  continuation of any event or condition (other than the passage of time, the right of the holder of Debt to convert such Debt into equity interests or in respect of any scheduled or contractually agreed upon payments),

                                     (A) the Company or any Subsidiary has
                           become obligated (other than at the Company's election) to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000 (or its equivalent in other applicable currencies), or

                                     (B) one or more Persons have the right to
                           require the Company or any Subsidiary to purchase or repay such Debt and have exercised such right; or

                   (g) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                   (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Material Subsidiary or with respect to any substantial part of the property of the Company or any Material Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Material Subsidiary, or any such petition shall be filed against the Company or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

                   (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 (or its equivalent in other applicable currencies) are rendered against one or more of the Company and the Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (j) if (i) any, Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                           (ii) a notice of intent to terminate any Plan shall
                  have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                          (iii) the aggregate "amount of unfunded benefit
                  liabilities" (within the meaning of section 4001 (a)(18) of ERISA) under all Plans subject to Title IV of ERISA, determined in accordance with Title IV of ERISA, shall exceed $10,000,000,

                           (iv) the Company or any ERISA Affiliate shall have
                  incurred or is reasonably expected to incur any liability in the nature of a penalty, excise tax or fine pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                            (v) the Company or any ERISA Affiliate withdraws
                  from any Multiemployer Plan, or

                           (vi) the Company or any Subsidiary establishes or
                  amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or such Subsidiary thereunder;

         and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 12(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 13. REMEDIES ON DEFAULT, ETC.

        Section 13.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 12 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any Event of Default described in paragraph (a) or (b) of
Section 12 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in such Note free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that such Note is prepaid or is accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

        Section 13.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 13.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

        Section 13.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 13.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal, if any, and any Make-Whole Amount that is due and payable in respect of the Notes other than by reason of such declaration and any interest thereon and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
13.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

        Section 13.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

        Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

        Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1A or Exhibit 1 B. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

        Section 14.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $250,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

 SECTION 15. PAYMENTS ON NOTES.

        Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Elyria, Ohio at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States of America or the principal office of a bank or trust company in the United States of America.

        Section 15.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section
15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 15.2.

SECTION 16.       EXPENSES, ETC.

        Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

        Section 16.2. Survival. The obligations of the Company under this
Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

        Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 22, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 13 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 12(a), 12(b), 13, 18 and 21.

        Section 18.2. Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

        Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

        Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                   (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                 (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

SECTION 20. REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

         For the purposes of this Section 21, "Confidential Information" means information delivered to you by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company and/or its Subsidiaries, provided that such term does not include information that

                   (a) was publicly known or otherwise known to you prior to the time of such disclosure,

                   (b) subsequently becomes publicly known through no act or
                       omission by you or any Person acting on your behalf,

                   (c) otherwise becomes known to you other than through
                       disclosure by the Company or any of its Subsidiaries, or

                   (d) constitutes financial statements delivered to you under
                       Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to:

                   (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

                  (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21,

                 (iii) any other holder of any Note other than a Competitor,

                  (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
         21),

                   (v) any Person other than a Competitor from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21),

                  (vi) any federal or state regulatory authority having jurisdiction over you,

                 (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or

                (viii) any other Person to which such delivery or disclosure may be necessary or appropriate:

                            (A) to effect compliance with any law, rule, regulation or order applicable to you,

                            (B) in response to any subpoena or other legal process,

                            (C) in connection with any litigation to which you
                  are a party, or

                            (D) if an Event of Default has occurred and is
                  continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 21. Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that
(i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the transaction (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of U.S. Treasury Regulations Section 1.6011-4.

SECTION 22. SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. ADDITIONAL NOTE PROVISIONS.

         Subject to the terms and provisions hereof (including, but not limited to, Section 11.3), the Company may, from time to time, issue and sell additional promissory notes pursuant to agreements which may incorporate by reference all or certain of the provisions of this Agreement and the Other Agreements. Such incorporation by reference shall not have the effect of constituting such promissory notes as Notes for any purpose, whether for acceleration of the Notes, rescission of such acceleration, or the exercise of any other amendments or waivers of the provisions hereof or of the Other Agreements, or otherwise.

SECTION 24. MISCELLANEOUS.

        Section 24.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

        Section 24.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

        Section 24.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 24.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        Section 24.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

        Section 24.6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally blank. Next page is signature page.]

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                Very truly yours,

                              INVACARE CORPORATION



                          By:    /s/ Gregory C. Thompson
                          Name:  Gregory C. Thompson
                          Title: Senior Vice President & Chief Financial Officer

The foregoing is hereby agreed to as of the date thereof.

[PURCHASER]

        Metropolitan Life Insurance Company
By:     /s/ Judith A. Gulotta
Name:   Judith A. Gulotta
Title:  Director

        Teachers Insurance and Annuity Association of America
By:     /s/ Angela Brock-Kyle
Name:   Angela Brock-Kyle
Title:  Managing Director

        TIAA-CREF Life Insurance Company
By:     Teachers Insurance and Annuity Association of America, as Investment
        Manager
By:     /s/ Angela Brock-Kyle
Name:   Angela Brock-Kyle
Title:  Managing Director

        Medical Protective Company
By:     GE Asset Management Incorporated, its investment advisor
By:     /s/ Morian C. Mooers
Name:   Morian C. Mooers
Title:  Vice President - Private Investments

        GE Reinsurance Corporation
By:     GE Asset Management Incorporated, its investment advisor
By:     /s/ Morian C. Mooers
Name:   Morian C. Mooers
Title:  Vice President - Private Investments

        General Electric Capital Assurance Company
By:     GE Asset Management Incorporated, its investment advisor
By:     /s/ Morian C. Mooers
Name:   Morian C. Mooers
Title:  Vice President - Private Investments

        GE Life and Annuity Assurance Company
By:     GE Asset Management Incorporated, its investment advisor
By:     /s/ Morian C. Mooers
Name:   Morian C. Mooers
Title:  Vice President - Private Investments

        Midland National Life Insurance Company
By:     /s/ Adrian Duffy
Name:   Adrian Duffy
Title:  Managing Director

        North American Company for Life and Health Insurance of New York
By:     /s/ Adrian Duffy
Name:   Adrian Duffy
Title:  Managing Director

        North American Company for Life and Health Insurance
By:     /s/ Adrian Duffy
Name:   Adrian Duffy
Title:  Managing Director

        Massachusetts Mutual Life Insurance Company
By:     David L. Babson & Company Inc., as Investment Adviser
By:     /s/ Mark A. Ahmed
Name:   Mark A. Ahmed
Title:  Managing Director

        C.M. Life Insurance Company
By:     David L. Babson & Company Inc., as Investment Sub-Adviser
By:     /s/ Mark A. Ahmed
Name:   Mark A. Ahmed
Title:  Managing Director

        Principal Life Insurance Company
By:     Principal Global Investors, LLC
        a Delaware limited liability company, its authorized signatory
By:     /s/ Karen A. Pearston
Name:   Karen A. Pearston
Title:  Counsel
By:     /s/ Christopher J. Henderson
Name:   Christopher J. Henderson
Title:  Counsel

        PHL Variable Insurance Company
By:     /s/ Christopher M. Wilkos
Name:   Christopher M. Wilkos
Title:  Senior Vice President

        Phoenix Life Insurance Company
By:     /s/ Christopher M. Wilkos
Name:   Christopher M. Wilkos
Title:  Senior Vice President

        American United Life Insurance Company
By:     /s/ Kent R. Adams
Name:   Kent R. Adams
Title:  V.P. Fixed Income Securities

        Lafayette Life Insurance Company
By:     American United Life Insurance Company, Its Agent
By:     /s/ Kent R. Adams
Name:   Kent R. Adams
Title:  V.P. Fixed Income Securities

        Pioneer Mutual Life Insurance Company
By:     American United Life Insurance Company, Its Agent
By:     /s/ Kent R. Adams
Name:   Kent R. Adams
Title:  V.P. Fixed Income Securities

        The State Life Insurance Company
By:     American United Life Insurance Company, Its Agent
By:     /s/ Kent R. Adams
Name:   Kent R. Adams
Title:  V.P. Fixed Income Securities

        American Family Life Insurance Company
By:     /s/ Phillip Hannifan
Name:   Phillip Hannifan
Title:  Investment Director

        Ameritas Life Insurance Corp.
By:     Ameritas Investment Advisors, Inc., as Agent
By:     /s/ Andrew S. White
Name:   Andrew S. White
Title:  Vice President Fixed Income Securities

        Acacia National Life Insurance Company
By:     Ameritas Investment Advisors, Inc., as Agent
By:     /s/ Andrew S. White
Name:   Andrew S. White
Title:  Vice President Fixed Income Securities

                                   SCHEDULE A
                          (to Note Purchase Agreement)
                       INFORMATION RELATING TO PURCHASERS

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
METROPOLITAN LIFE INSURANCE                                   $23,000,000          $5,000,000              $0
 COMPANY
One Madison Avenue
New York, New York 10010-3690

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1 and/or 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         JP Morgan Chase Bank
         New York, New York  10010
         ABA #021-000-021
         Account Name:  Metropolitan Life Insurance Company
         Account Number:  002-2-410591

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

         Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue, P.O. Box 1902
         Morristown, New Jersey 07962-1902
         Attention: Director
         Fax Number: (973) 355-4250

         With a copy (OTHER than with respect to deliveries of financial statements) to:

         Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey  07962-1902
         Attention: Chief Counsel - Securities Investments (PRIV) Fax Number: (973) 355-4338

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-5581829

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
TEACHERS INSURANCE AND ANNUITY                                     $0                  $0             $11,000,000
  ASSOCIATION OF AMERICA
730 Third Avenue
New York, New York  10017-3206

Payments

All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

         Chase Manhattan Bank
         ABA #021-000-021
         New York, New York
         For deposit to the account of: Teachers Insurance and Annuity Association of America
         Account Number:  900-9-000200
         For further credit to TIAA Account Number:  G07040
         On order of: Invacare Corporation
         Reference:  PPN 461203 B# 7/ Mat. Date: October 1, 2010/Coupon Rate:
         5.05%/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, setting forth (1) the full name, private placement number and interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium or any special payment; and (3) the name and address of the Bank (or Trustee) from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Accounting Division
         Phone Number:  (212) 916-6004
         Fax Number:  (212) 916-6955
         with a copy to:

         Teachers Insurance and Annuity Association of America
         8500 Andrew Carnegie Boulevard
         Third Floor Mail Stop C3-01
         Charlotte, NC  28262
         Attention:  Marina Mavrakis, Managing Director
         Phone:  (704) 988-4277
         Fax:  (704) 988-1534

         All other communications shall be delivered or mailed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Division, Private Placements
         Fax Number:          (212) 490-9000

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
TEACHERS INSURANCE AND ANNUITY                                 $4,500,000              $0                  $0
  ASSOCIATION OF AMERICA
730 Third Avenue
New York, New York  10017-3206

Payments

All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

         Chase Manhattan Bank
         ABA #021-000-021
         New York, New York
         For deposit to the account of: Teachers Insurance and Annuity Association of America
         Personal Annuity Private Placements
         Account Number:  900-9-000200
         For further credit to TIAA Account Number:  G07320
         On order of: Invacare Corporation
         Reference:  PPN 461203 B* 1/ Mat. Date:  October 1, 2007/Coupon Rate:
         3.97%/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, setting forth (1) the full name, private placement number and interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium or any special payment; and (3) the name and address of the Bank (or Trustee) from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Accounting Division
         Phone Number:  (212) 916-6004
         Fax Number:  (212) 916-6955
         with a copy to:

         Teachers Insurance and Annuity Association of America
         8500 Andrew Carnegie Boulevard
         Third Floor Mail Stop C3-01
         Charlotte, NC  28262
         Attention:  Marina Mavrakis, Managing Director
         Phone:  (704) 988-4277
         Fax:  (704) 988-1534

         All other communications shall be delivered or mailed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Division, Private Placements
         Fax Number:          (212) 490-9000

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
TIAA-CREF LIFE INSURANCE COMPANY                               $4,500,000              $0                  $0
730 Third Avenue
New York, New York  10017-3206

Payments

All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

         Chase Manhattan Bank
         ABA #021-000-021
         New York, New York
         For deposit to the account of: TIAA-CREF Life PA Select Private Placements
         Account Number:  900-9-000200
         For further credit to TIAA Account Number:  G08045
         On order of: Invacare Corporation
         Reference:  PPN 461203 B* 1/ Mat. Date:  October 1, 2007/Coupon Rate:
         3.97%/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, setting forth (1) the full name, private placement number and interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium or any special payment; and (3) the name and address of the Bank (or Trustee) from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Accounting Division
         Phone Number:  (212) 916-6004
         Fax Number:  (212) 916-6955
         with a copy to:

         Teachers Insurance and Annuity Association of America
         8500 Andrew Carnegie Boulevard
         Third Floor Mail Stop C3-01
         Charlotte, NC  28262
         Attention:  Marina Mavrakis, Managing Director
         Phone:  (704) 988-4277
         Fax:  (704) 988-1534

         All other communications shall be delivered or mailed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Division, Private Placements
         Fax Number:          (212) 490-9000

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number: 13-3917848

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MEDICAL PROTECTIVE COMPANY                                     $5,000,000              $0                  $0
c/o GE Asset Management Incorporated
Account:  Medical Protective General Fund (MPG)
Two Union Square, 601 Union Street
Seattle, WA  98101
Attention:  Investment Department, Private Placements
Phone Number:  (206) 516-4515
Fax Number:  (206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Deutsche Bank Trust Company
         16 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA #021-001-033
         Account Number 99-911-196
         FCC:  Med Pro General Fund (MPG) #094773
         Ref: security description, coupon, maturity, PPN #, identify principal or interest

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Certificates are to be issued: SALKELD & CO.

Taxpayer I.D. Number:  35-0506406

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
GE REINSURANCE CORPORATION                                     $4,000,000              $0                  $0
c/o GE Asset Management Incorporated
Account:  GE Reinsurance General Fund (GREGF)
Two Union Square, 601 Union Street
Seattle, WA  98101
Attention:  Investment Department, Private Placements
Phone Number:  (206) 516-4515
Fax Number:  (206) 516-4578

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Deutsche Bank Trust Company
         16 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA #021-001-033
         Account Number 99-911-196
         FCC:  GE Reinsurance General Fund (GREGF) #098908
         Ref: security description, coupon, maturity, PPN #, identify principal or interest

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Certificates are to be issued:  SALKELD & CO.

Taxpayer I.D. Number:  36-2667627

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
GENERAL ELECTRIC CAPITAL ASSURANCE                             $2,000,000          $3,000,000              $0
  COMPANY
c/o GE Asset Management
Account:  General Electric Capital Assurance Company
601 Union Street, Suite 2200
Seattle, WA  98101
Attention:  Private Placements
Phone Number:  (206) 516-4515
Fax Number:  (206) 516-4578
e-mail:  GEAM.privateplacements@corporate.ge.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1 and/or 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         Deutsche Bank
         14 Wall Street
         New York, NY  10005
         SWIFT Code:  BKTR US 33
         ABA #021001033
         Account Number 99-911-145
         FCC:  #097833
         Ref: security description, coupon, maturity, PPN #, identify principal or interest

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

         GE Asset Management
         Account:  General Electric Capital Assurance Company
         3003 Summer Street
         Stamford, CT  06904
         Attn:  Investment Accounting (Private Placement Event)
         Telephone Number:  (203) 356-2734
         Fax Number:  (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

All other notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements) to be addressed as first provided above with a copy to:

         GE Asset Management
         Account:  General Electric Capital Assurance Company
         3003 Summer Street
         Stamford, CT  06904
         Attn:  Trade Operations-Data Integrity
         Telephone Number:  (203) 921-2126
         Fax Number:  (203) 326-4288
         allison.lima@corporate.ge.com

Name of Nominee in which Certificates are to be issued: SALKELD & CO.

Taxpayer I.D. Number:  91-6027719

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
GE LIFE AND ANNUITY ASSURANCE                                      $0              $3,000,000              $0
 COMPANY
c/o GE Asset Management
Account:  GE Life and Annuity Assurance Company
601 Union Street, Suite 2200
Seattle, WA  98101
Attention:  Private Placements
Phone Number:  (206) 516-4515
Fax Number:  (206) 516-4578
e-mail:  GEAM.privateplacements@corporate.ge.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         Deutsche Bank
         14 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA #021001033
         Account Number 99-911-145
         FCC:  #097828
         Ref: security description, coupon, maturity, PPN #, identify principal or interest

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

         GE Asset Management
         Account:  GE Life and Annuity Assurance Company
         3003 Summer Street
         Stamford, CT  06904
         Attn:  Investment Accounting (Private Placement Event)
         Telephone Number:  (203) 356-2734
         Fax Number:  (203) 356-3023
         Jennifer.Ficko@corporate.ge.com (preferred method)

All other notices and communications (including original note agreement, conformed copy of the note agreement, amendment requests, financial statements) to be addressed as first provided above with a copy to:

         GE Asset Management
         Account:  GE Life and Annuity Assurance Company
         3003 Summer Street
         Stamford, CT  06904
         Attn:  Trade Operations-Data Integrity
         Telephone Number:  (203) 921-2126
         Fax Number:  (203) 326-4288
         allison.lima@corporate.ge.com

Name of Nominee in which Certificates are to be issued: SALKELD & CO.

Taxpayer I.D. Number:  54-0283385

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MIDLAND NATIONAL LIFE INSURANCE COMPANY                            $0                  $0              $5,000,000
c/o Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota  57104

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 5.05% Senior Notes, Series C, due 2010, PPN 461203 B# 7" and identifying the breakdown of principal and interest and the payment date) to:

         The Bank of New York
         ABA #021000018
         A/C:  0000-246670
         BNF Name:  Midland National Life Insurance Company

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  46-0164570

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
NORTH AMERICAN COMPANY FOR LIFE AND                                $0              $3,000,000              $0
 HEALTH INSURANCE
c/o Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota  57104
Attn:  Rose Ruhland
Phone:  (605) 782-1940
Fax:  (605) 782-1929
E-mail:  rose.ruhland@midadv.com

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         The Bank of New York
         ABA #021000018
         A/C:  0000-269961
         BNF Name:  North American Company for Life and Health Insurance

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-2428931

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE OF            $0              $2,000,000              $0
NEW YORK
c/o Midland Advisors Company
200 East 10th Street, Suite 301
Sioux Falls, South Dakota  57104

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         The Bank of New York
         ABA #021000018
         A/C:  0000-269960
         BNF Name: North American Company for Life and Health Insurance of New York

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  36-1556010

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MASSACHUSETTS MUTUAL LIFE                                      $2,900,000              $0                  $0
 INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, Massachusetts  01115
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Citibank, N.A
         New York, New York
         ABA #021000089
         For MassMutual Long-Term Pool Account Number 30510669
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 226-1803 or (413) 226-1889.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 800, Attention:
Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
C.M. LIFE INSURANCE COMPANY                                    $1,600,000              $0                  $0
c/o Massachusetts Mutual Life Insurance Company
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, Massachusetts  01115
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Citibank, N.A.
         New York, New York
         ABA #021000089
         For CM Life Segment 43 - Universal Life
         Account Number 30510546
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413)226-1803 or (413) 226-1839.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed:
Suite 800, Attention:  Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MASSACHUSETTS MUTUAL LIFE                                      $1,300,000              $0                  $0
 INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, Massachusetts  01115
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Citibank, N.A
         New York, New York
         ABA #021000089
         For MassMutual Pension Management Account Number 30510538
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413)
226-1803 or (413) 226-1839.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 800, Attention:
Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MASSACHUSETTS MUTUAL LIFE                                       $800,000               $0                  $0
 INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, Massachusetts  01115
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Citibank, N.A
         New York, New York
         ABA #021000089
         For MassMutual Spot Priced Contract Account Number 30510597
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413) 226-187 or (413) 226-1839.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 800, Attention:
Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
MASSACHUSETTS MUTUAL LIFE                                       $400,000               $0                  $0
 INSURANCE COMPANY
c/o David L. Babson & Company Inc.
1500 Main Street, Suite 2800
Springfield, Massachusetts  01115
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 3.97% Senior Notes, Series A, due 2007, PPN 461203 B* 1, principal, premium or interest") to:

         Citibank, N.A
         New York, New York
         ABA #021000089
         For MassMutual IFM Non-Traditional Account Number 30510589
         Re:  Description of security, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of David L. Babson & Company Inc. at (413)226-1803 or (413) 226-1839.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 800, Attention:
Securities Custody and Collection Department.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
PHOENIX LIFE INSURANCE COMPANY                                     $0              $2,500,000              $0
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut  06115
Attention:  Private Placement Group
Fax:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         JP Morgan Chase
         New York, New York
         ABA #021 000 021
         Account Number:  900 9000 200
         Account Name:  Income Processing
         Reference:  G05689, Phoenix Life
         with sufficient information to identify the source and application of such funds, including the PPN of the issue, interest rate, maturity date, interest amount, principal amount and premium amount

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
PHL VARIABLE INSURANCE COMPANY                                     $0              $2,500,000              $0
c/o Phoenix Investment Partners
56 Prospect Street
Hartford, Connecticut  06115
Attention:  Private Placement Group
Fax Number:  (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         JP Morgan Chase
         New York, New York
         ABA #021 000 021
         Account Number:  900 9000 200
         Account Name:  Income Processing
         Reference:  G09389, Phoenix Life
         with sufficient information to identify the source and application of such funds, including the PPN of the issue, interest rate, maturity date, interest amount, principal amount and premium amount

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1045829

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
PRINCIPAL LIFE INSURANCE COMPANY                                   $0              $5,000,000              $0
c/o Principal Global Investors, LLC
801 Grand Avenue
Des Moines, Iowa  50392-0800

Payments

All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

         ABA #073000228
         Wells Fargo Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0066382()

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

         Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 248-2766

         All other notices and communications (including Annual Financials) to:

         Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Fixed Income - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495
         and

         Principal Global Investors, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Accounting
         Telefacsimile:  (515) 283-5961

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
AMERICAN UNITED LIFE INSURANCE                                     $0                  $0              $2,200,000
 COMPANY
One American Square
Post Office Box 368
Indianapolis, Indiana  46206-0368
Attention:  Christopher D. Pahlke, Securities Department
Overnight mailing address:
One American Square
Indianapolis, Indiana  46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 5.05% Senior Notes, Series C, due 2010, PPN 461203 B# 7" and identifying the breakdown of principal and interest and the payment date) to:

         Bank of New York
         Attention:  P&I Department
         One Wall Street, 3rd Floor, Window A
         New York, New York  10286
                           ABA #021000018, BNF:IOC566

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0145825

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
LAFAYETTE LIFE INSURANCE COMPANY                                   $0                  $0               $800,000
c/o American United Life Insurance Company
Post Office Box 368
Indianapolis, Indiana  46206-0368
Attention:  Christopher D. Pahlke, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana  46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 5.05% Senior Notes, Series C, due 2010, PPN 461203 B# 7" and identifying the breakdown of principal and interest and the payment date) to:

         National City Bank
         ABA No. 074000065
         Account Number:  758138732

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0457540

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
PIONEER MUTUAL LIFE INSURANCE                                      $0                  $0               $500,000
 COMPANY
c/o American United Life Insurance Company
Post Office Box 368
Indianapolis, Indiana  46206-0368
Attention:  Christopher D. Pahlke, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana  46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 5.05% Senior Notes, Series C, due 2010, PPN 461203 B# 7" and identifying the breakdown of principal and interest and the payment date) to:

         Bank of New York
         Attention:  P&I Department
         One Wall Street, 3rd Floor
         Window A
         New York, New York  10286
                           ABA #021000018, BNF:IOC566
         Pioneer Mutual c/o American United Life

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  45-0220640

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
THE STATE LIFE INSURANCE COMPANY                                   $0                  $0               $500,000
c/o American United Life Insurance Company
Post Office Box 368
Indianapolis, Indiana  46206-0368
Attention:  Christopher D. Pahlke, Securities Department
Overnight Mailing Address:
One American Square
Indianapolis, Indiana  46282

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 5.05% Senior Notes, Series C, due 2010, PPN 461203 B# 7" and identifying the breakdown of principal and interest and the payment date) to:

         Bank of New York
         Attention:  P&I Department
         One Wall Street, 3rd Floor
         Window A
         New York, New York  10286
                           ABA #021000018, BNF:IOC566
         State Life, c/o American United Life

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  35-0684263

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
AMERICAN FAMILY LIFE INSURANCE                                     $0              $2,250,000              $0
 COMPANY
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention:  Investment Division - Private Placements
Telefacsimile Number:  (608) 243-6537

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

         US Bank Milwaukee, N.A.
         ABA #075000022
         For Credit to Account #112-950-027
         For further credit to Account 000018012500 for AFLIC-Traditional Portfolio
         Attention:  Erika Eckert (414) 287-3942
         Credit for CUSIP #461203 B@ 9

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  BAND & Co.

Taxpayer I.D. Number:  39-6040365

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
AMERITAS LIFE INSURANCE CORP.                                      $0              $1,000,000              $0
5900 "O" Street
Lincoln, Nebraska  68510-2234

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         Deutsche Bank
         ABA #021-001-033
         For Credit To:  Account #99911145
         Reference: Ameritas Life Insurance Corp. #097277; CUSIP; Name of Issue with sufficient information to identify the source and application of such funds

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed:

         Ameritas Life Insurance Corp.
         c/o Ameritas Investment Advisors Inc.
         390 North Cotner Blvd.
         Lincoln, Nebraska  68505
         Fax Number:  (402) 467-6970
         Attention:  James Mikus

         All other notices and communications to be addressed to:

         Ameritas Life Insurance Corp.
         c/o Ameritas Investment Advisors Inc.
         390 North Cotner Blvd.
         Lincoln, Nebraska  68505
         Attention:  James Mikus

Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Taxpayer I.D. Number:  47-0098400

                                                                      PRINCIPAL AMOUNT AND SERIES OF NOTES
NAME AND ADDRESS OF PURCHASER                                                   TO BE PURCHASED
                                                                Series A            Series B            Series C
ACACIA NATIONAL LIFE INSURANCE                                     $0               $750,000               $0
 COMPANY
5900 "O" Street
Lincoln, Nebraska  68510-2234

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Invacare Corporation, 4.74% Senior Notes, Series B, due 2009, PPN 461203 B@ 9, principal, premium or interest") to:

         Deutsche Bank
         ABA #021-001-033
         For credit to:  Account #99911145
         Reference:  Acacia National Life Insurance Company #093596
         CUSIP; Name of Issue with sufficient information to identify the source and application of such funds

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed:

         Acacia National Life Insurance Company
         c/o Ameritas Investment Advisors Inc.
         390 North Cotner Blvd.
         Lincoln, Nebraska  68505
         Fax Number:  (402) 467-6970

         All other notices and communications to be addressed to:

         Acacia National Life Insurance Company
         c/o Ameritas Investment Advisors Inc.
         390 North Cotner Blvd.
         Lincoln, Nebraska  68505

Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Taxpayer I.D. Number:  52-1009067

                                   SCHEDULE B
                          (to Note Purchase Agreement)
                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, and with respect to any Person,

                   (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

                   (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation, company, partnership or other entity of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Agreement, this" is defined in Section 18.3.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Sec. 101 et seq.

         "Basket Transfer" is defined in Section 11.7.

         "Board of Directors" means, the board of directors of the Company or any committee thereof which, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Cleveland, Ohio are authorized or required to close under the laws of the State of New York or the State of Ohio (other than a general banking moratorium or holiday for a period exceeding four consecutive days).

         "Capital Lease" means, with respect to the Company or any of its Subsidiaries, a lease with respect to which such Person is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP (whether pursuant to an entry or entries on the balance sheet of such Person or in a footnote to its financial statements).

         "Capital Lease Obligation" means, with respect to the Company or any of its Subsidiaries and a Capital Lease, the amount of the obligation of such

Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "Change in Control" means, at any time, either

                   (a) the acquisition by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), directly or indirectly, of the beneficial ownership and control of more than 50% of the total voting power of all of the then issued and outstanding Voting Stock of the Company or any Successor Company, provided, however, if the Management Team or persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) of which the Management Team is a part shall acquire, directly or indirectly, the beneficial ownership and control of more than 50% of the total voting power of the then issued and outstanding Voting Stock of the Company or any Successor Company, no "Change in Control" shall be deemed to have occurred or

                   (b) with respect to any period of 12 consecutive months, the failing by individuals who, at the beginning of such period, constitute the Board of Directors (such individuals being referred to herein as the "original members") (including among such original members (i) any new director who was elected by the Board of Directors during such period to replace any other director that may have died, may have become disabled, was involuntarily dismissed for breach of his or her fiduciary duties or otherwise voluntarily resigned for personal reasons during such period, (ii) any new director that is a member of the Management Team or (iii) any new director whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of not less than 50% of the directors then still in office who either were original members, whose election or nomination was previously approved as provided in this clause (iii) by more than 50% of the original members or who qualify under either subclause (i) or (ii) above) to constitute for any reason a majority of the Board of Directors then in office, provided that if an original member should die, become disabled, be involuntarily dismissed for breach of his or her fiduciary duties or shall otherwise voluntarily resign for personal reasons during such period and shall not be replaced by the Board of Directors, then such original member shall be deemed, for purposes of this clause (b), to continue to be a director and an original member of the Company.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" is defined in the introductory sentence of this Agreement.

         "Competitor" means

                   (a) each Person which is (i) engaged in the design, manufacture or distribution of medical equipment for the home, healthcare, retail or extended care markets and (ii) identified as a "Competitor" on Schedule B-C and the successors and assigns thereof;

                   (b) each Person which is (i) engaged in the design, manufacture or distribution of medical equipment for the home, healthcare, retail or extended care markets and (ii) identified by the Company as a "Competitor" in a certification delivered to the holders of the Notes from time to time, which Person so identified is consented to by the Required Holders (which consent shall not be unreasonably withheld);

                   (c) any Person legally or beneficially owning, directly or indirectly, more than 25% of the issued and outstanding Voting Stock of any Person which would qualify as a "Competitor" under clause (a) or clause (b) of this definition; and

                   (d) any Person more than 25% of the issued and outstanding Voting Stock of which is legally or beneficially owned by any Person which would qualify as a "Competitor" under clause (a) or clause (b) of this definition, provided that

                            (i) none of the Purchasers or their affiliates, and

                           (ii) no Person that is primarily a bank, trust
                  company, savings and loan association or other financial institution, a pension plan (other than a pension plan for a Competitor), an investment company, an insurance company, a broker or dealer, or any other similar financial institution or entity (regardless of legal form), shall be considered or deemed to be a "Competitor."

         "Confidential Information" is defined in Section 21.

         "Consolidated Debt" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, determined on a consolidated basis at such time in accordance with GAAP.

         "Consolidated Net Earnings" means, with respect to any period, the net income (or loss) of the Company and its Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP, excluding (to the extent included in calculating Consolidated Net Earnings): (i) extraordinary and unusual and non-recurring gains and losses and (ii) any equity interest of the Company or any Subsidiary of any Person that is not a Subsidiary.

         "Consolidated Net Worth" means, at any time, the total shareholders' equity of the Company and its Subsidiaries as would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

         "Consolidated Operating Cash Flow" means Consolidated Net Earnings for the previous four quarters plus (to the extent deducted to calculate Consolidated Net Earnings):

                   (a) provisions for federal, state and local income taxes;

                   (b) Interest Expense; and

                   (c) depreciation and amortization, all in accordance with
                       GAAP;

provided that, in the event any Person (or the assets thereof) is acquired or divested by the Company or any Subsidiary (whether by merger, consolidation, asset or stock acquisition or otherwise) at any time during the period of calculation, such acquisition or divestiture shall be deemed to have been made on the first day of such calculation period.

         "Consolidated Subsidiary Debt" means, as of any date of determination, the total of all Debt of all Subsidiaries outstanding, in each case, on such date, after eliminating any such Debt owing by any Subsidiary to the Company or any other Subsidiary.

         "Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries determined on a consolidated basis at such time in accordance with GAAP.

         "Consolidated Total Capitalization" means, at any time, the sum of Consolidated Debt at such time plus Consolidated Net Worth at such time.

         "Control Event" means:

                   (a) the execution by the Company, a Subsidiary or an Affiliate of the Company of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

                   (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

                   (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) to the holders of the Voting Stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

         "Control Prepayment Date" is defined in Section 8.6.

         "Credit Agreement" means collectively (i) that certain Five Year Credit Agreement dated as of October 17, 2001 among the Company, the Subsidiaries who are signatories thereto and the banks set forth on the signature pages thereto and (ii) that certain 364 day Credit Agreement dated as of October 17, 2001 among the Company, the Subsidiaries who are signatories thereto and the banks set forth on the signature pages thereto, each as amended, refinanced or otherwise modified from time to time.

         "Debt" means, with respect to the Company or any of its Subsidiaries, without duplication,

                   (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business, but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c) its Capital Lease Obligations;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                   (e) all reimbursement obligations in respect of any letter of credit issued for the account of such Person other than (i) commercial letters of credit issued in the ordinary course of such Person's business (and not as a substitute for direct borrowing or Guaranties thereof) and (ii) letters of credit issued in the ordinary course of such Person's business that act as the functional equivalent of a surety bond or performance bond for such Person;

                   (f) Swaps of such Person; and

                   (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

         For the purposes of the avoidance of doubt, "Debt" shall not include any benefit liability or funding obligation of the Company or any of its Subsidiaries in respect of any Plan. For purposes of determining "Debt," no amount listed above shall be included more than once in such determination.

         "Debt Offered Prepayment Application" means, with respect to any Transfer of property, the offering, in writing, by the Company of cash in an amount not exceeding the Net Proceeds Amount with respect to such Transfer to pay any Senior Debt (other than Senior Debt owing to any Affiliate and other than Senior Debt in respect of any revolving credit or similar credit facility providing the Company or any Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt) and any interest and premium in respect thereof, provided that in connection with any such Transfer and payment of such Senior Debt, the Company shall have offered to prepay the Ratable Portion in respect of each outstanding Note in accordance with Section
8.4 and shall have prepaid each holder of each such Note that shall have accepted such offer of prepayment in accordance with said Section in a principal amount which, when added to the Make-Whole Amount applicable thereto, if any, and any accrued and unpaid interest thereon, equals the Ratable Portion for such Note. For purposes of Section 11.7, a Net Proceeds Amount shall be deemed applied to a Debt Offered Prepayment Application upon the extension of the offer in respect of such Debt Offered Prepayment Application, provided that if the actual prepayments in respect thereof, if any, are not made in accordance with the requirements of such offer or, in any case, are not made within 365 days after the applicable Transfer, such application of such Net Proceeds Amount will be deemed not to have been made.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means the Series A Default Rate, the Series B Default Rate or the Series C Default Rate, as the case may be.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 12.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Fiscal Quarter" means the fiscal period in respect of which the Company's consolidated quarterly financial statements are prepared.

         "Fiscal Year" means the fiscal period in respect of which the Company's consolidated annual financial statements are prepared.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means:

                   (a) the government of:

                            (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any of
                  its Subsidiaries conducts all or any part of its business, or that asserts jurisdiction over any properties of any such Person, or

                   (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" means, with respect to any Person (for the purposes of this definition, the "guarantor"), any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by the guarantor:

                   (a) to purchase such indebtedness or obligation or any
                       property constituting security therefor;

                   (b) to advance or supply funds:

                            (i) for the purchase or payment of such
                  indebtedness, dividend or obligation, or

                           (ii) to maintain working capital or other balance
                  sheet condition or any income statement condition of the primary obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness, dividend or obligation;

                   (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or

                   (d) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof.

For purposes of computing the amount of any Guaranty in connection with any computation of indebtedness or other liability, it shall be assumed that the indebtedness or other liabilities that are the subject of such Guaranty are direct obligations of the issuer of such Guaranty.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "Holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 14.1.

         "ICC" means Invacare Credit Corporation, an Ohio corporation, as in existence on the date hereof.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note (other than a Competitor) holding more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan (other than a pension plan for a Competitor), any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Interest Expense" means, for any period, the interest expense of the Company and its Subsidiaries (including imputed interest in respect of Capital Leases), in respect of all Consolidated Debt, and all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Earnings for such period determined on a consolidated basis in accordance with GAAP.

         "Lien" means, with respect to the Company or any Subsidiary, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person. The term "Lien" shall not include any so-called "negative pledge" provisions in agreements covering the incurrence of Debt.

         "Make-Whole Amount" is defined in Section 8.7.

         "Management Team" means the group of individuals set forth on Schedule B-MT, provided that, if more than 50% of such individuals shall no longer be actively involved in the management of the Company, whether pursuant to death, disability, voluntary or involuntary disassociation with the Company, retirement or otherwise, the "Management Team" will be deemed to no longer exist.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries, taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, prospects or properties of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Other Agreements and the Notes, or (c) the validity or enforceability of this Agreement, the Other Agreements or the Notes.

         "Material Debt" means, as of the date of any determination thereof, one or more obligations of the Company or any Subsidiary constituting Debt which, individually or in the aggregate, exceeds $5,000,000.

         "Material Subsidiary" means any Subsidiary if:

                   (a) the assets of such Subsidiary (valued at the greater of book or fair market) as of the last day of the then most recently completed Fiscal Year exceed 10% of Consolidated Total Assets determined on the same day; or

                   (b) the portion of Consolidated Net Earnings which was contributed by such Subsidiary during the then most recently completed Fiscal Year exceeds 10% of Consolidated Net Earnings for such Fiscal Year.

         "Memorandum" is defined in Section 5.3.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Proceeds Amount" means, with respect to any Transfer of any property by the Company or any Subsidiary, an amount equal to the difference of:

                   (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer as determined by the Board of Directors of the Company in good faith) paid by the transferee in respect of such Transfer, minus

                   (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by the transferor in connection with such Transfer (including, without limitation, all income taxes on gains on such Transfer) and all Debt secured by such property and required by its terms to be paid in connection with the consummation of such Transfer.

         "Non-US Pension Plan" means any plan, fund or other similar program that (a) is established or maintained outside of the United States of America by any one or more of the Company or its Subsidiaries primarily for the benefit of the employees of the Company or such Subsidiaries substantially all of whom are non-resident aliens, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement and (b) is not subject to control under ERISA or the Code.

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "Other Agreements" is defined in Section 2.

         "Other Purchasers" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Receivables Securitization Program" means one or more transactions wherein the Company and/or a Subsidiary transfers under a true sale transaction receivables of the Company and/or such Subsidiary to a Special Purpose Subsidiary which issues or incurs Debt secured solely by such receivables; provided, however, that (i) such Debt is recourse only to such receivables and such Special Purpose Subsidiary, (ii) the aggregate principal amount of all Indebtedness outstanding of all Special Purpose Subsidiaries pursuant to such transactions shall not at any time exceed $150,000,000 and
(iii) at the time of any such transaction and immediately after giving effect thereto, no Default or Event of Default would exist and the Company could incur at least $1.00 of additional Debt pursuant to Section 11.4 and 11.5.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital shares of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Debt" means the sum, without duplication, of (i) Debt of the Company secured by Liens not otherwise permitted by clauses (a) through (k) of
Section 11.7, and (ii) all Debt of all Subsidiaries not otherwise permitted by clauses (a) through (e) of Section 11.5; provided, however, notwithstanding the foregoing, "Priority Debt" shall include all Debt of Subsidiaries outstanding under the Credit Agreement.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Property Reinvestment Application" means, with respect to any Transfer of property, the application of an amount not exceeding the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or a Subsidiary of (a) property to be used in the business of the Company and the Subsidiaries or (b) a business reasonably related to the business of the Company and the Subsidiaries, taken as a whole, and, in either case, of at least an equivalent value in respect of the property that was so Transferred.

         "PTE" is defined in Section 6.2.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Ratable Portion" means, with respect to any Note and any Debt Offered Prepayment Application with respect thereto, an amount equal to the product of
(a) the Net Proceeds Amount being offered to the payment of Senior Debt in connection with such Debt Offered Prepayment Application multiplied by (b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of all Senior Debt with respect to which such offer of prepayment is made.

         "Required Holders" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Subsidiaries or any Affiliates thereof).

         "Responsible Officers" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Debt" means (a) any unsecured Debt of the Company that is not in any manner subordinated in right of payment to the Notes or to any other Debt of the Company or (b) unsecured Debt of any Subsidiary, if, but only if, the Transfer of property giving rise to a corresponding Debt Offered Prepayment Application is in respect of property owned by such Subsidiary.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Series" means any of the Series A Notes, the Series B Notes or the Series C Notes issued hereunder.

         "Series A Default Rate" means the lesser of:

                   (a) the maximum rate of interest allowed by applicable law, and

                   (b) the greater of (i) 5.97% per annum and (ii) 2% per annum over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York, as its "base" or "prime" rate.

         "Series A Notes" is defined in Section 1.

         "Series B Default Rate" means the lesser of:

                   (a) the maximum rate of interest allowed by applicable law, and

                   (b) the greater of (i) 6.74% per annum and (ii) 2% per annum over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York, as its "base" or "prime" rate.

         "Series B Notes" is defined in Section 1.

         "Series C Default Rate" means the lesser of:

                  (a) the maximum rate of interest allowed by applicable law, and

                  (b) the greater of (i) 7.05% per annum and (ii) 2% per annum over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York, as its "base" or "prime" rate.

         "Series C Notes" is defined in Section 1.

         "Source" is defined in Section 6.2.

         "Special Purpose Subsidiary" means a Wholly-Owned Subsidiary organized under the laws of the United States or any State thereof and authorized solely to (i) purchase receivables from the Company or a Subsidiary and issue Debt with recourse solely to such receivables and such Special Purpose Subsidiary and (ii) engage in activities reasonably necessary to effectuate the transactions referred to in clause (i).

         "Subsidiary" means, as to any Person, any corporation, association, limited liability company or other similar business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such

Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company, provided that "Subsidiary" shall not include a special purpose entity
(a) that is formed for the sole purpose of acquiring receivables from ICC (or any other Subsidiary primarily responsible for providing credit to the customers of the Company and its Subsidiaries), (b) that meets the requirements of GAAP with respect to special purpose entities and the off-balance sheet treatment of the transfer of financial assets thereto, (c) that is not required by GAAP to be consolidated with the Company and its other Subsidiaries, (d) with respect to which the Transfer of such receivables is treated under GAAP as a sale of the same and (e) with respect to which the Transfer of such receivables qualifies as a so-called "true sale" under applicable law and such qualification is confirmed by the delivery to the Company of a customary "true sale" opinion issued by a nationally recognized securitization law firm.

         "Successor Company" is defined in Section 11.2.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. For purposes of this Agreement, any such interest rate swap, currency swap or other similar obligation which is or will be entered into and is being or will be used by such Person in the ordinary course of its business to hedge an existing or future risk or exposure of such Person in respect of its liabilities or assets (and not for speculative purposes) shall not be deemed a "Swap" for purposes of this definition.

         "Transfer" means, with respect to the Company or any Subsidiary, any transaction, or series of related transactions, in which such Person sells, conveys, transfers or leases (as lessor) any of its property. The verb "Transfer" has the meaning correlative to the meaning of the noun.

         "Voting Stock" means capital stock or other equity interests or capital of any class or classes of a corporation, partnership, association or other business entity, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the directors (or Persons performing similar functions) of such entity (including, without limitation, capital stock and other equity interests of a Subsidiary).

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares and other equity holdings (not in excess of 1% of such equity interests) required to comply with foreign local ownership requirements and the like) and voting interests of which are owned by any one or more of the Company and other Wholly-Owned Subsidiaries at such time.

                                   SCHEDULE C
                          (to Note Purchase Agreement)


                         WIRING INSTRUCTIONS AT CLOSING

To:      National City Bank
         Cleveland, Ohio
         ABA No.:          041 000 124
         Credit:           Invacare Corporation
         Account No.:      3307008
         Contact:          Ronald Richeson
         Phone:            (440) 329-6883

                                  SCHEDULE 4.9
                          (to Note Purchase Agreement)


                         CHANGES IN CORPORATE STRUCTURE

None.

                                  SCHEDULE 5.3
                          (to Note Purchase Agreement)


                              DISCLOSURE MATERIALS

None.

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)


                      OWNERSHIP OF THE COMPANY; AFFILIATES

         (i) The Company's Subsidiaries:
                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
Lam Craft Industries, Incorporated                             Missouri                              100%
Genus Medical Products USA, Inc.                               New York                              100%
Scandinavian Mobility Niltek A/S                               Denmark                               100%
Invacare Bencraft Limited                                      United Kingdom                        100%
Scandinavian Mobility Radius A/S                               Denmark                               100%
The Aftermarket Group, Inc.                                    Delaware                              100%
Dynamic Europe Limited                                         United Kingdom                        100%
Dynamic Controls Limited                                       New Zealand                           100%
Invacare LDA                                                   Portugal                              100%
Invacare International Sarl                                    Switzerland                           100%
Healthtech Products, Inc.                                      Missouri                              100%
Scandinavian Mobility International ApS                        Denmark                               100%
Adaptive Switch Laboratories, Inc.                             Texas                                 100%
Invacare AB                                                    Sweden                                100%
Invacare Australia Pty Ltd.                                    Australia                             100%
Invacare Credit Corporation                                    Ohio                                  100%
Invacare (Deutschland) GmbH                                    Germany                               100%
Invacare Florida Corporation                                   Delaware                              100%
Invacare Holdings LLC                                          Ohio                                  100%
Invacare International Corporation                             Ohio                                  100%
Invacare New Zealand Limited                                   New Zealand                           100%
Invacare Trading Company, Inc.                                 Virgin Islands                        100%
Invacare (UK) Limited                                          United Kingdom                        100%
Invamex, S.A. de C.V.                                          Mexico                                100%
Invatection Insurance Company, Inc.                            Vermont                               100%
Invacare AG                                                    Switzerland                           100%
Invacare Hong A/S                                              Denmark                               100%
Invacare A/S                                                   Denmark                               100%
Mobilite Building Corporation                                  Florida                               100%
Invacare NV                                                    Belgium                               100%
EC-Invest A/S                                                  Denmark                               100%
Invacare Holdings AS                                           Norway                                100%
Groas A/S                                                      Norway                                100%
Invacare Rea AB                                                Sweden                                100%
Invacare Poirier                                               France                                100%
Scandinavian Mobility GmbH                                     Germany                               100%
Invacare BV                                                    Netherlands                           100%
Quantrix Consultants Limited                                   New Zealand                           100%
Rehadap S.A.                                                   Spain                                 100%
Rollerchair Pty Ltd.                                           Australia                             100%
Hatfield Mobility Unlimited                                    New Zealand                           100%
Pro Med Equipment Pty, Limited                                 Australia                             100%
Invacare, S.A.                                                 Spain                                 100%
Invacare Holdings, CV                                          Netherlands                           100%
Invacare Holdings New Zealand                                  New Zealand                           100%
SCI Des Hautes Roches                                          France                                100%
SCI Des Roches                                                 France                                100%
Silcraft Corporation                                           Michigan                              100%
Garden City Medical                                            Delaware                              100%
Invacare Supply Group                                          Massachusetts                         100%

                Subsidiaries of Invacare International Corporation:

                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
Invacare Canada Inc.                                           Ontario                               100%
6123449 Canada Inc.                                            Canada (Federal)                      100%
Invacare Canadian Holdings, Inc.                               Delaware                              100%

                Subsidiaries of Invacare Canadian Holdings, Inc.:



                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
3080359 Nova Scotia Company                                    Nova Scotia                           100%
2030604 Ontario Inc.                                           Ontario                               100%

                Ownership of Motion Concepts, L.P.(an Ontario limited partnership):



                                                                                             PARTNERSHIP INTEREST
                 NAME OF PARTNER                          JURISDICTION OF INCORPORATION             OWNED
Invacare Canada Inc.                                           Ontario                           13% Limited
6123449 Canada Inc.                                            Canada (Federal)                 0.01% General*
3080359 Nova Scotia Company                                    Nova Scotia                       87% Limited

                *Income interest only.

                Subsidiaries of Motion Concepts, L.P.:

                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
Medbloc, Inc.                                                  Delaware                              100%
Perpetual Motion Enterprises Limited                           Ontario                               100%

                Subsidiary of 2030604 Ontario Inc.:



                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
Carroll Heathcare Inc.                                         Ontario                               100%

                Subsidiaries of Carroll Heathcare Inc.:



                NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION    % OF VOTING STOCK OWNED
Carroll Heathcare (USA) Inc.                                   Nevada                                100%
Carrold Heathcare Inc. (Chile) Limitada                        Chile                               99.48%*

*Remaining 0.52% interest is in process of being transferred from third parties to 6123449 Canada Inc.

        (ii) The Company's Affiliates, other than Subsidiaries: (The following persons beneficially own or hold, directly or indirectly, 10% or more of a class of voting or equity interests of the Company).

         A. Malachi Mixon, III
         One Invacare Way
         Elyria, OH  44036

         Joseph B. Richey, II
         One Invacare Way
         Elyria, OH  44036

         Invacare Corporation Employees'
           Stock Bonus Trust and Plan
         One Invacare Way
         Elyria, OH  44036

         Ariel Capital Management, Inc.
         200 E. Randolph Drive, Suite 2900
         Chicago, Illinois 60601

       (iii) The Company's directors and senior officers:

             NAME                                                    TITLE OR OFFICE
A. Malachi Mixon, III                  Chairman of the Board, Chief Executive Officer
James C. Boland                        Director
Michael F. Delaney                     Director
Dr. Bernadine P. Healy                 Director
John Kasich                            Director
Martin Harris                          Director
Whitney Evans                          Director
Dan T. Moore, III                      Director
Joseph B. Richey, II                   Director, President of Invacare Technologies, Senior Vice President of
                                        Total Quality Management
William M. Weber                       Director
Gerald B. Blouch                       Director, President, Chief Operating Officer
Gregory C. Thompson                    Senior Vice President and Chief Financial Officer
Louis F. J. Slangen                    Senior Vice President, Sales and Marketing
Diane J. Davie                         Senior Vice President, Human Resources


                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)
                              FINANCIAL STATEMENTS

          1. Consolidated balance sheets of the Company and its Subsidiaries as of December 31, for each of the years 1998 through 2002, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years ended December 31, 1998 through 2002.

          2. Consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2003 and the related consolidated condensed statements of income and cash flows for the three months ended March 31, 2003.

          3. Consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2003 and the related consolidated statements of income and cash flows for the six months ended June 30, 2003.

                                  SCHEDULE 5.8
                          (to Note Purchase Agreement)
                               CERTAIN LITIGATION

 None.

                                  SCHEDULE 5.11
                          (to Note Purchase Agreement)
                             LICENSES, PERMITS, ETC.


None.

                                SCHEDULE 5.12(g)
                          (to Note Purchase Agreement)
                              CERTAIN PENSION PLANS


         The Company maintains an unfunded non-qualified defined benefit Supplemental Executive Retirement Plan (SERP) effective May 1, 1995, for certain key executives to recapture benefits lost due to governmental limitations on qualified plan contributions.

                                  SCHEDULE 5.14
                          (to Note Purchase Agreement)
                          USE OF PROCEEDS; MARGIN STOCK

         The proceeds of the sale of the Notes will be used by the Company to repay revolving bank debt under the Credit Agreement and for its general corporate purposes.

                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)
                              EXISTING INDEBTEDNESS

      Borrower                             Amount                 Term               All-In Rate

      Invacare Corporation                 EUR 263,000.00     6/6/03-7/7/03             2.965
      Invacare Corporation                 EUR 600,000.00     6/23/03-7/23/03   2.945
      Invacare Corporation               EUR 1,052,000.00     6/27/03-7/28/03   2.935
      Invacare Corporation               EUR 2,069,091.20     6/30/03-7/31/03   2.935
      Invacare Corporation                 EUR 125,000.00     6/30/03-7/31/03   2.935
      Invacare Corporation               EUR 3,000,000.00     6/30/03-7/31/03   2.935
      Invacare Corporation                 CHF 770,000.00     6/19/03-7/21/03   1.025
      Invacare Corporation               CHF 6,650,000.00     6/30/03-7/31/03   1.045
      Invacare Corporation              USD 30,000,000.00     5/12/03-8/11/03   2.056250
      Invacare Corporation              USD 40,000,000.00     6/2/03-8/4/03             2.065000
      Invacare Corporation              USD 80,000,000.00     6/30/03-7/31/03   1.888770
      Invacare, S.A.                       EUR 150,000.00     6/30/03-7/31/03   2.935
      Invacare Deutschland               EUR 5,231,754.05     6/3/03-7/3/03             3.165

                             Private Placement Debt


         Borrower                   Amount

         Invacare Corporation               USD 100,000,000.00

                                  SCHEDULE 11.6
                          (to Note Purchase Agreement)
                                 EXISTING LIENS

 None.

                                  SCHEDULE B-C
                          (to Note Purchase Agreement)
                                   COMPETITORS

                          COMPANY                                       LOCATION                    OWNERSHIP

      Sunrise Medical, Inc.                                           Boulder, CO                    Private
      Nellcor Puritan Bennett (Subsidiary of Mallinckrodt            St. Louis, MO                    Public
      Inc.)
      Respironics, Inc.                                              Pittsburgh, PA                   Public
      Resmed, Inc.                                                   San Diego, CA                    Public
      MEYRA                                                             Germany                      Private

                                                        E1A-2
                                  SCHEDULE B-MT
                          (to Note Purchase Agreement)
                                 MANAGEMENT TEAM


 A. Malachi Mixon, III - Chairman of the Board and Chief Executive Officer

 Gerald B. Blouch - President and Chief Operating Officer

 Gregory C. Thompson - Senior Vice President and Chief Financial Officer

 Joseph B. Richey, II - President of Invacare Technologies and Senior Vice
        President of Total Quality Management

 Louis F. J. Slangen - Senior Vice President, Sales and Marketing

 Diane J. Davie - Senior Vice President, Human Resources

                                   EXHIBIT 1A
                          (to Note Purchase Agreement)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES A SENIOR NOTE]

                              INVACARE CORPORATION

                 3.97% SERIES A SENIOR NOTE DUE OCTOBER 1, 2007

No. RA-__

PPN:  __________

$----------                                                 ---------- --, ----

         FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to _______________ or registered assigns, the principal sum of
_________________________________ DOLLARS ($__________) on October 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 3.97% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series A Default Rate (as defined in the Note Purchase Agreements).

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series A Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003 (as from time to time amended, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              INVACARE CORPORATION



                           By:
                          Name: _______________________________________________
                         Title: ______________________________________________


                                     E1A-2

                                   EXHIBIT 1B
                          (to Note Purchase Agreement)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES B SENIOR NOTE]

                              INVACARE CORPORATION

                 4.74% SERIES B SENIOR NOTE DUE OCTOBER 1, 2009

No. RB-__

PPN: __________

$----------                                                 ---------- --, ----

         FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to _______________ or registered assigns, the principal sum of
_________________________________ DOLLARS ($__________) on October 1, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 4.74% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series B Default Rate (as defined in the Note Purchase Agreements).

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series B Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003 (as from time to time amended, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              INVACARE CORPORATION



                            By:
                           Name: _______________________________________________
                          Title: ______________________________________________

                                     E1B-2

                                   EXHIBIT 1C
                          (to Note Purchase Agreement)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES C SENIOR NOTE]

                              INVACARE CORPORATION

                 5.05% SERIES C SENIOR NOTE DUE OCTOBER 1, 2010

No. RC-__

PPN:  __________

$----------                                                 ---------- --, ----

         FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to _______________ or registered assigns, the principal sum of
_________________________________ DOLLARS ($__________) on October 1, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 5.05% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series C Default Rate (as defined in the Note Purchase Agreements).

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series C Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003 (as from time to time amended, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              INVACARE CORPORATION



                            By:
                           Name: _______________________________________________
                          Title: ______________________________________________

                                     E1C-2

                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)


          [FORM OF CLOSING OPINION OF GENERAL COUNSEL FOR THE COMPANY]


                    [LETTERHEAD OF COMPANY'S GENERAL COUNSEL]

                                                                  [Closing Date]

To each of the Persons
  listed on Annex 1 hereto


         Re:                                    Invacare Corporation


 Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements, each dated as of October 1, 2003 (collectively, the "Note Purchase Agreements"), between Invacare Corporation, an Ohio corporation (the "Company"), and each of the purchasers listed on Schedule A to the Note Purchase Agreements (the "Purchasers"), which provide for the issuance and sale by the Company of (a) its 3.97% Series A Senior Notes, due October 1, 2007 in the aggregate principal amount of $50,000,000 (the "Series A Notes"), (b) its 4.74% Series B Senior Notes, due October 1, 2009 in the aggregate principal amount of $30,000,000 (the "Series B Notes") and (c) its 5.05% Series C Senior Notes, due October 1, 2010 in the aggregate principal amount of $20,000,000 (the "Series C Notes"; the Series A Notes together with the Series B Notes and the Series C Notes are hereinafter collectively referred to as the "Notes"). The capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreements.

         I am the General Counsel to the Company and have represented it in connection with the transactions contemplated by the Note Purchase Agreements. This opinion is being delivered pursuant to Section 4.4(a) of the Note Purchase Agreements. In acting as the General Counsel to the Company, I have examined:

                   (a) the Note Purchase Agreements;

                   (b) the Series A Notes dated the date hereof, in the form of
         Exhibit 1A to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements;

                   (c) the Series B Notes dated the date hereof, in the form of
         Exhibit 1B to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements;

                   (d) the Series C Notes dated the date hereof, in the form of
         Exhibit 1C to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements;

                   (e) the articles of incorporation and code of regulations of the Company, as in effect on the date hereof;

                   (f) a good standing certificate from the State of Ohio, the state of incorporation of the Company, and foreign good standing certificates for the Company from each of the states set forth on Annex 2 hereto;

                   (g) a letter, dated the date hereof, to ______________, the Company, certain other persons and me from Banc One Capital Markets, Inc., regarding the manner of the offering of the Notes (the "Offeree Letter"); and

                   (h) originals, or copies certified or otherwise identified to my satisfaction, of such other documents, records, instruments and certificates of public officials or officers of the Company as I have deemed necessary or appropriate to enable me to render this opinion.

         In rendering my opinion, I have relied, to the extent I deem necessary and proper, on:

                   (a) warranties and representations as to certain factual matters contained in the Note Purchase Agreements; and

                   (b)     the Offeree Letter.

I have no actual personal knowledge of any material inaccuracies in any of the facts contained in the documents listed in item (a) or item (b).

         The opinions which follow are subject to the following assumptions, limitations and qualifications:

                   (a) I have assumed the genuineness of all signatures, other than signatures of the Company, the authenticity of all documents submitted to me as originals, and the conformity with the original documents of all documents submitted to me as reproduced copies, and the authenticity of all such latter documents.

                   (b) I have assumed (to the extent relevant to the opinions expressed herein) the organization, existence, good standing and capacity of all persons and entities other than the Company and that such persons and entities, other than the Company, have the right, power and authority to execute and deliver the Note Purchase Agreements and to perform thereunder.

                                   E4.4(a)-4

                   (c) I have assumed (to the extent relevant to the opinions expressed herein) that the Purchasers' obligations under the Note Purchase Agreements are within the powers of the Purchasers and that the Note Purchase Agreements have (if and to the extent required) been duly executed and validly delivered by the Purchasers.

                   (d) As to various questions of fact material to this opinion, I have made such factual inquiries of the Company, and have examined such other documents and made such examinations of applicable laws, as I have deemed necessary for purposes of the opinions expressed herein. However, where I state that a matter is to the best of my knowledge, I have, to the extent that such matter is not known to my personal knowledge, and, after reasonable investigation on my part, relied upon the written statements of the Company and the officers of the Company (as the case may be), with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on my part. In all such instances of reliance by me, I have no reason to believe that the factual matters assumed by me are not true and correct.

         My opinion is based upon the laws of the State of Ohio and the United States of America.

         Based on the foregoing, I am of the following opinions:

                    1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio.

                    2. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    3. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, other than those jurisdictions as to which the failure to be in good standing or so licensed or qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

                    4. Except as disclosed in Schedule 5.8 to the Note Purchase Agreements, there are no actions, suits or proceedings pending or, to the best of my knowledge after due inquiry, threatened against or affecting the Company, any property of the Company, any Subsidiary or any property of any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                    5. The Company has the requisite corporate power and authority to execute and deliver the Note Purchase Agreements, to issue and sell the Notes, and to perform its obligations set forth in each of the Note Purchase Agreements and the Notes.

                                    E4.4(a)-5

                    6. Each of the Note Purchase Agreements and the Notes has been duly authorized by all necessary corporate action on the part of the Company (no action of stockholders of the Company being required) and has been executed and delivered by a duly authorized officer of the Company.

                    7. The execution and delivery of the Note Purchase Agreements by the Company, the execution, issuance, sale and delivery of the Notes by the Company and the performance by the Company of its obligations thereunder do not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under with or without notice, or lapse of time, or both, or result in the creation or imposition of any Lien or encumbrance upon any of its properties pursuant to the articles of incorporation or code of regulations of the Company, any applicable statute, rule or regulation of the State of Ohio or the United States of America to which the Company is subject, or any agreement or instrument to which the Company is a party or by which its property may be bound.

                    8. No consents, approvals or authorizations of Ohio Governmental Authorities are required on the part of the Company in connection with the execution, delivery and performance of the Note Purchase Agreements and the Notes.

                    9. Under existing law, the registration of the Notes under the "blue sky" laws of the State of Ohio is not required in connection with the offering, issuance, sale and delivery of the Notes by the Company under the circumstances contemplated by the Note Purchase Agreements.

                   10. If the Note Purchase Agreements and the Notes were governed by the laws of the State of Ohio, they would constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms.

         Each of the opinions set forth above is subject to the following qualifications, assumptions, limitations and exceptions:

                   11. Any opinion contained herein with respect to the enforceability of the Note Purchase Agreements and the Notes is qualified to the extent that:

                            (a) the enforceability of the Note Purchase
                  Agreements and the Notes is subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law; and

                            (b) the enforceability of certain terms provided in
                  the Note Purchase Agreements and the Notes may be limited by applicable bankruptcy, administration, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

                                   E4.4(a)-6

                   12. This opinion speaks only as of the date of its issue and may not be relied upon to the extent subsequent legislative actions or judicial decisions cause changes in the law which would affect the validity of this opinion if given at that time.

                   13. I assume no responsibility to revise or amend this opinion in the event of such actions or decisions.

                   14. This opinion is being issued and delivered solely for the benefit of the addressees hereof and any future holder of Notes and may not be relied upon by any other person.

                   15. I am qualified to practice law in the State of Ohio and do not purport to be an expert on, or to express any opinion herein concerning, any law other than the internal laws of the State of Ohio and the federal law of the United State of America.

         I acknowledge that this opinion is being issued at the request of the Company pursuant to Section 4.4(a) of the Note Purchase Agreements. ______________, special counsel to the Company, and Chapman and Cutler LLP, special counsel to the Purchasers, may rely on this opinion for the sole purpose of rendering their opinions to be rendered pursuant to Section 4.4(b) and
Section 4.4(c), respectively, of the Note Purchase Agreements.


                                Very truly yours,

                                   E4.4(a)-7

                                     ANNEX 1
                                   ADDRESSEES

                                   E4.4(a)-8

                                     ANNEX 2
                       FOREIGN GOOD STANDING CERTIFICATES


        CORPORATION                                     STATE







                                   E4.4(a)-9

                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)


          [FORM OF CLOSING OPINION OF SPECIAL COUNSEL FOR THE COMPANY]


                    [LETTERHEAD OF COMPANY'S SPECIAL COUNSEL]

                                                                  [Closing Date]

To each of the Persons
  listed on Annex 1 hereto


         Re:                                    Invacare Corporation


 Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements, each dated as of October 1, 2003 (collectively, the "Note Purchase Agreements"), between Invacare Corporation, an Ohio corporation, and each of the purchasers listed on Schedule A to the Note Purchase Agreements (the "Purchasers"), which provide for the issuance and sale by the Company of (a) its 3.97% Series A Senior Notes due October 1, 2007 in the aggregate principal amount of $50,000,000, (b) its 4.74% Series B Senior Notes due October 1, 2009 in the aggregate principal amount of $30,000,000 and (c) its 5.05% Series C Senior Notes due October 1, 2010 in the aggregate principal amount of $20,000,000. The capitalized terms used herein and not defined herein have the meanings specified in the Note Purchase Agreements.

         We have acted as special New York counsel to the Company in connection with the transactions contemplated by the Note Purchase Agreements. This opinion is being delivered pursuant to Section 4.4(b) of the Note Purchase Agreements.

         In acting as such counsel, we have examined:

                   (a) the Note Purchase Agreements;

                   (b) the Company's 3.97% Series A Senior Notes due October 1, 2007, dated the date hereof, in the form of Exhibit 1A to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements (the "Series A Notes");

                   (c) the Company's 4.74% Series B Senior Notes due October 1, 2009, dated the date hereof, in the form of Exhibit 1B to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements (the "Series B Notes,");

                   (d) the Company's 5.05% Series C Senior Notes due October 1, 2010, dated the date hereof, in the form of Exhibit 1C to the Note Purchase Agreements and registered in the names and in the principal amounts set forth on Schedule A to the Note Purchase Agreements (the "Series C Notes" and together with the Series A Notes and Series B Notes the "Notes");
                   (e) certain documents executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreements, including, without limitation, the certificates of certain officers of the Company delivered pursuant to Section 4.3 of the Note Purchase Agreements and the documents attached thereto;

                   (f) letters, dated the date hereof, to __________________, certain other Persons and the Company from Banc One Capital Markets, Inc., regarding the manner of the offering of the Notes (the "Offeree Letters");

                   (g) the opinion of ________________, General Counsel of the Company, dated the date hereof, delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreements; and

                   (h) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

         In rendering our opinion, we have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural Persons, and that each Person executing documents had the power to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed and delivered by such Persons.

         In rendering our opinion, we have relied, to the extent we deem necessary and proper, on:

                   (A) warranties and representations as to certain factual matters contained in the Note Purchase Agreements;

                   (B) the Offeree Letters; and

                   (C) the aforesaid opinion of ____________________ with respect to all matters (i) governed by the laws of the State of Ohio and (ii) concerning the due incorporation and corporate power and authority of, and the authorization, execution and delivery of documents by, the Company; based on such investigation as we have deemed appropriate, such opinion is satisfactory in form and scope to us, it being understood in connection with the foregoing statement that we have not reviewed, nor do we hold ourselves out as having knowledge of, the laws of the State of Ohio, and that such investigation into the matters covered by such opinion was not sufficient to enable us independently to render opinions on such matters; nothing, however, has come to our attention that has caused us to question the legal conclusions expressed in such opinion and in our opinion the Purchasers and we are justified in relying thereon.

                                EXHIBIT 4.4(b)-2

         Based on the foregoing, we are of the following opinions:

                    1. Each of the Note Purchase Agreements and the Notes constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                    2. No consents, approvals or authorizations of Governmental Authorities in respect of the Company are required under the laws of the United States of America or the State of New York in connection with the execution and delivery by the Company of each of the Note Purchase Agreements and the Notes and the offer, issuance, sale and delivery by the Company of the Notes. Our opinion in this paragraph 2 is based solely on a review of generally applicable laws of the United States of America and New York, and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

                    3. Under existing law, neither the registration of the Notes under the Securities Act or the "blue sky" laws of the State of New York, nor the qualification of an indenture with respect thereto under the Trust Indenture Act of 1939, as amended, is required in connection with the offering, issuance, sale and delivery of the Notes by the Company on the date hereof under the circumstances contemplated by the Note Purchase Agreements.

                    4. Neither the issuance of the Notes nor the use of the proceeds thereof (as set forth in Section 5.14 of the Note Purchase Agreements) will violate Regulation G, T, U or X of the Federal Reserve Board.

                    5. The Company is not:

                            (a) an "investment company" or controlled by an
                  "investment company" within the meaning of the Investment Company Act of 1940, as amended, or

                            (b) a "holding company" or an "affiliate" of a
                  "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         All opinions contained herein with respect to the enforceability of the Note Purchase Agreements and the Notes are qualified to the extent that:

                   (a) the availability of equitable remedies, including, without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

                   (b) the enforceability of certain terms provided in the Note Purchase Agreements and the Notes may be limited by applicable

                                EXHIBIT 4.4(b)-3
         bankruptcy, administration, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

         We express no opinion as to the law of any jurisdiction other than the law of the State of New York and the federal law of the United States of America.

         Future holders of the Notes and Chapman and Cutler LLP may rely on this opinion as if it were addressed to them. This opinion speaks only as of the date hereof.

                                Very truly yours,


                                EXHIBIT 4.4(b)-4

                                     ANNEX 1

                                    ADDRESSES


                                EXHIBIT 4.4(b)-5